                                                                   Exhibit 10.12



                               STRATEGIC ALLIANCE
                                    AGREEMENT



                                  BY AND AMONG

                                  BARTECH EMEA

                                       AND

                 HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.





                               DATED APRIL 9, 2003

                                TABLE OF CONTENTS



SECTION NUMBER AND HEADING                                                                              PAGE
--------------------------                                                                              ----
1.     DEFINITIONS AND PREAMBLE............................................................................2

       1.1    DEFINED TERMS................................................................................2
       1.2    PREAMBLE AND ATTACHMENTS.....................................................................4

2.     MARKETING SERVICES..................................................................................4

       2.1    MARKETING PLAN...............................................................................4
       2.2    ANNUAL BUDGET................................................................................4
       2.3    MARKETING ACTIVITIES.........................................................................4
       2.4    MARKETING MATERIAL AND REPRESENTATIONS.......................................................4
       2.5    MARKETING AND NEGOTIATION PROCEDURES.........................................................5
       2.6    COMPENSATION.................................................................................6

3.     SURVEYS BY BARTECH..................................................................................6

       3.1    PRELIMINARY SURVEYS..........................................................................6
       3.2    DETAILED TECHNICAL SURVEY....................................................................6
       3.3    COMPENSATION.................................................................................7

4.     PURCHASE OF BARTECH MINIBARS........................................................................7

       4.1    PURCHASE ORDER...............................................................................7
       4.2    SPECIFICATIONS...............................................................................7
       4.3    TERMS AND CONDITIONS OF PURCHASE.............................................................7
       4.4    BARTECH MINIBAR PURCHASE PRICE...............................................................8
       4.5    SPECIAL TERMS................................................................................8
       4.6    SPECIAL SALES EXECUTIVE INCENTIVE............................................................8
       4.7    END OF YEAR PERFORMANCE BONUS................................................................9
       4.8    PAYMENTS TO HEADQUARTERS.....................................................................9

5.     PMS INTERFACE.......................................................................................9

       5.1    PREPARATION OF THE PMS INTERFACE.............................................................9
       5.2    COMPENSATION................................................................................10

6.     TURNKEY INSTALLATION OF BARTECH MINIBARS...........................................................10

       6.1    PERFORMANCE OF TURNKEY INSTALLATION.........................................................10
       6.2    ACCEPTANCE..................................................................................10
       6.3    COMPENSATION................................................................................10

7.     WARRANTY...........................................................................................11

       7.1    BASIC WARRANTY..............................................................................11
       7.2    EXTENDED WARRANTY...........................................................................11

8.     INTELLECTUAL PROPERTY..............................................................................11

       8.1    RIGHTS TO INTELLECTUAL PROPERTY.............................................................11
       8.2    NO INFRINGEMENT.............................................................................11

SECTION NUMBER AND HEADING                                                                              PAGE
--------------------------                                                                              ----
9.     TERM AND TERMINATION...............................................................................11

       9.1    INITIAL TERM................................................................................11
       9.2    TERMINATION WITHOUT CAUSE...................................................................11
       9.3    TERMINATION FOR CAUSE.......................................................................12
       9.4    EFFECT OF TERMINATION.......................................................................12

10.    REPRESENTATIONS AND WARRANTIES.....................................................................12

       10.1   MUTUAL REPRESENTATIONS......................................................................12
       10.2   REPRESENTATIONS AND WARRANTIES OF BARTECH...................................................13

11.    FURTHER UNDERTAKINGS...............................................................................13

       11.1   FURTHER ASSURANCES..........................................................................13
       11.2   DISCHARGE OF SERVICES.......................................................................13
       11.3   INDEMNIFICATION.............................................................................14

12.    RELATIONS WITH DISTRIBUTORS........................................................................14

       12.1   NOTIFICATION REGARDING DISTRIBUTORS.........................................................14
       12.2   SERVICES IN DISTRIBUTION TERRITORIES........................................................14
       12.3   COMMERCIAL TERMS............................................................................14
       12.4   ANNUAL BUDGET...............................................................................15

13.    EXCLUSIVITY........................................................................................15


14.    MISCELLANEOUS......................................................................................15

       14.1   COMPENSATION................................................................................15
       14.2   NOTICES.....................................................................................15
       14.3   ASSIGNMENT..................................................................................15
       14.4   ENTIRE AGREEMENT............................................................................16
       14.5   NO JOINT VENTURE OR PARTNERSHIP.............................................................16
       14.6   FURTHER ASSURANCES..........................................................................16
       14.7   AMENDMENTS, MODIFICATIONS, WAIVERS..........................................................16
       14.8   SEVERABILITY................................................................................16
       14.9   FAILURE OR DELAY............................................................................16
       14.10  GOVERNING LAW AND JURISDICTION..............................................................16
       14.11  HEADINGS; INTERPRETATION....................................................................16
       14.12  COUNTERPARTS; FACSIMILE SIGNATURES..........................................................17

STRATEGIC ALLIANCE AGREEMENT
BARTECH EMEA  - HOTEL OUTSOURCE MANAGEMENT INT'L, INC.
--------------------------------------------------------------------------------


                          STRATEGIC ALLIANCE AGREEMENT


            THIS AGREEMENT DATED AS OF APRIL 9, 2003 , BY AND AMONG:


BARTECH EMEA, a French corporation incorporated and existing under the laws of France ("BARTECH"); and

HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC., a Delaware corporation ("HOMI");



                                    RECITALS


WHEREAS Bartech, itself and/or through its Affiliates and/or Distributors (as defined below), manufactures, markets, sells, installs and services proprietary, technologically advanced minibars ("BARTECH MINIBARS"); and

WHEREAS A principal area of HOMI's activity is the provision of outsource services to hotels, whereby inter alia HOMI purchases and operates Bartech Minibars in hotels (the "PRINCIPAL ACTIVITY"); and

WHEREAS The Parties are interested in entering into a Strategic Alliance Agreement, pursuant to which HOMI will conduct the Principal Activity, on an exclusive basis, in all of Europe and all the territories in which Bartech is active and/or in which Bartech sells Bartech Minibars, either directly or through agents, dealers and/or distribution channels (the "TERRITORY"), using Bartech Minibars which it will purchase from Bartech (the "OUTSOURCE SERVICES"), and Bartech will market the Outsource Services for HOMI and will sell Bartech Minibars to HOMI and will install and service them for HOMI and provide other services as set forth in this Agreement; and


WHEREAS HOMI is prepared to undertake to use only Bartech Minibars in the provision of Outsource Services, in the Territory, and Bartech is prepared to undertake not to sell, install and/or service Bartech Minibars, in the context of and/or in such a way as to facilitate the provision of services identical, similar or competing with Outsource Services, to or for anyone other than HOMI, in the Territory; and

WHEREAS The Parties wish to enter into this Agreement in order to set forth their mutual understandings and undertakings in relation to the matters set forth above and following, all in accordance with and subject to the terms and conditions set forth in this Agreement below;

NOW, THEREFORE             in  consideration  of the  premises  and  the  mutual
                           covenants, agreements, representations and warranties herein contained, the Parties hereto, intending to be legally bound, covenant and agree as follows:

STRATEGIC ALLIANCE AGREEMENT
BARTECH EMEA  - HOTEL OUTSOURCE MANAGEMENT INT'L, INC.
--------------------------------------------------------------------------------

1. DEFINITIONS AND PREAMBLE

1.1 DEFINED TERMS

Capitalized terms used and not otherwise expressly defined in this Agreement shall have the meanings ascribed below or in the other locations of this Agreement as specified below:

"ADDITIONAL TERM" shall have the meaning ascribed to such term in Section 9.1 below.

"AFFILIATE" as applied to any specified Person, shall mean any other Person that, directly or indirectly, controls, is controlled by or is under common control with such specified Person. For the purposes of the foregoing, "control", when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlled" and "controlling" shall have meanings correlative to the foregoing.

"AGREEMENT" means this Strategic Alliance Agreement.

"ANNUAL BUDGET" shall have the meaning ascribed to such term in Section 2.2 below.

"BARTECH MINIBARS" has the meaning ascribed thereto in the preamble to this Agreement.

"BARTECH" has the meaning ascribed thereto in the preamble to this Agreement.

"BASIC WARRANTY" shall have the meaning ascribed to such term in Section 7.1 below.

"BUSINESS DAY" means any regular working day that is not Saturday, Sunday, a legal holiday or other day on which banks are required to be closed in New York.

"COMMERCIAL SURVEY" shall have the meaning ascribed to such term in Section 2.5b below.

"DEFAULTING PARTY" shall have the meaning ascribed to such term in Section 9.3b below.

"DETAILED TECHNICAL SURVEY REPORT" shall have the meaning ascribed to such term in Section 3.2 below.

"DETAILED  TECHNICAL  SURVEY"  shall have the  meaning  ascribed to such term in
Section 3.2 below.

"DISTRIBUTION  TERRITORIES"  shall  have the  meaning  ascribed  to such term in
Section 12 below.

"DISTRIBUTORS" shall have the meaning ascribed to such term in Section 12 below.

"DOLLAR" or "$" means the United States Dollar.

"END OF YEAR BONUS" shall have the meaning ascribed to such term in Section 4.7a below.

"EXTENDED WARRANTY" shall have the meaning ascribed to such term in Section 7.2 below.

"GENERAL  TECHNICAL  SURVEY"  shall have the  meaning  ascribed  to such term in
Section 3.1 below.

"GENERAL TERMS" shall have the meaning ascribed to such term in Section 4.3 below.

"HOMI" has the meaning ascribed thereto in the preamble to this Agreement.

"HOTEL" means any hotel, or chain of hotels, in the Territory, with which HOMI has entered into negotiation and/or agreement in relation to the provision of Outsource Services by HOMI.

"INCORPORATION DOCUMENTS" means the documents by which the specified Party establishes its legal existence or which govern its internal affairs.

"INITIAL  TERM"  shall have the  meaning  ascribed  to such term in Section  9.1 below.

"INTELLECTUAL  PROPERTY" shall have the meaning ascribed to such term in Section
8.1 below.

"MARKETING MATERIAL" shall have the meaning ascribed to such term in Section 2.4a below.

"MARKETING PLAN" shall have the meaning ascribed to such term in Section 2.1 below.

STRATEGIC ALLIANCE AGREEMENT
BARTECH EMEA  - HOTEL OUTSOURCE MANAGEMENT INT'L, INC.
--------------------------------------------------------------------------------


"MARKETING" shall have the meaning ascribed to such term in Section 2 below.

"NOTICE OF COMPLETION"  shall have the meaning  ascribed to such term in Section
6.1 below.

"OUTSOURCE SERVICES AGREEMENTS" shall have the meaning ascribed to such term in 2.5d below.

"OUTSOURCE SERVICES" has the meaning ascribed thereto in the preamble to this Agreement.

"PARTY" shall have the meaning ascribed to such term in the Preamble.

"PERFORMING PARTY" shall have the meaning ascribed to such term in Section 9.3b below.

"PERSON" shall be construed as broadly as possible and shall include any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

"PMS INTERFACE" shall have the meaning ascribed to such term in 5.1a below.

"PMS" shall mean the property management system employed by the relevant Hotel and/or Site.

"POTENTIAL CUSTOMER" shall have the meaning ascribed to such term in Section 2.5b below.

"POTENTIAL  CHAIN  CUSTOMER"  shall have the  meaning  ascribed  to such term in
Section 2.5a below.

"PRELIMINARY  SURVEY  REPORT"  shall have the  meaning  ascribed to such term in
Section 3.1 below.

"PRELIMINARY SURVEY" shall have the meaning ascribed to such term in Section 3.1 below.

"PRICE-LIST" shall have the meaning ascribed to such term in Section 4.4a below.

"PRINCIPAL ACTIVITY" has the meaning ascribed thereto in the preamble to this Agreement.

"PURCHASE ORDER" shall have the meaning ascribed to such term in Section 4.1 below.

"PURCHASES" shall have the meaning ascribed to such term in Section 4.3 below.

"QUESTIONNAIRE" shall have the meaning ascribed to such term in Section 2.5a below.

"SERVICES" shall mean the Marketing, the Preliminary Surveys, the Detailed Technical Survey, the Turnkey Installations, the PMS Interface, the Warranty services and the Extended Warranty services and all related reports, ancillary services etc.

"SITES" shall have the meaning ascribed to such term in Section 3.1 below.

"SPECIAL TERMS" shall have the meaning ascribed to such term in Section 4.5 below.

"SPECIFICATIONS" shall have the meaning ascribed to such term in Section 4.2 below.

"STANDARD  PURCHASE  PRICE"  shall  have the  meaning  ascribed  to such term in
Section 4.4a below.

"STANDARD TERMS" shall have the meaning ascribed to such term in Section 2.4b below.

"TARGET QUANTITY" shall have the meaning ascribed to such term in Section 2.2 below.

"TERM OF THIS AGREEMENT" shall have the meaning ascribed to such term in Section
9.1 below.

"TERRITORY" has the meaning ascribed thereto in the preamble to this Agreement.

"TURNKEY INSTALLATION" means the complete and final installation of Bartech Minibars in the Site for which HOMI purchased the Bartech Minibars, inclusive of all necessary hardware, software, applications, appliances and all other items as applicable, in accordance with the Specifications, such that the Bartech Minibars are in full working order upon completion of said installation, and further including the full and complete installation of the PMS Interface on HOMI's and/or the Hotel's computers at the Site, such that HOMI shall be in a position to commence full Outsource Services at that Site forthwith upon completion of the installation, without any interference being caused to Television, MATV, PayTV and/or any other systems at the Site.

STRATEGIC ALLIANCE AGREEMENT
BARTECH EMEA  - HOTEL OUTSOURCE MANAGEMENT INT'L, INC.
--------------------------------------------------------------------------------

1.2      PREAMBLE AND ATTACHMENTS

         The Preamble to this Agreement, as well as any and all Exhibits, Appendices, Exhibits or other attachments to this Agreement shall form an integral part hereof.

2. MARKETING SERVICES

Bartech hereby undertakes to promote and market the Outsource Services, in the Territory, in accordance with the provisions of this Section 2 below (the "MARKETING").

2.1      MARKETING PLAN

         The Parties recognize and acknowledge that the initial introduction of Outsource Services into any country in the Territory will require special investment of time and resources, and it may not be feasible at the outset to offer Outsource Services concurrently throughout the Territory, or in countries in which a minimum number of installations cannot be achieved. The Parties further recognize and acknowledge that the marketing and offer of the Outsource Services should be targeted at a defined market segment and at suitable kinds of hotel (typically upscale and luxury Hotels, preferably chain affiliated). In view of the foregoing, it is agreed that Bartech will perform the Marketing strictly and solely in accordance with the Marketing Plan attached as
         EXHIBIT 2.1 hereto (the "MARKETING PLAN"), as amended by the Parties from time to time.

2.2      ANNUAL BUDGET
         In addition to the Marketing Plan, and in accordance with the principles set forth therein, HOMI will deliver to Bartech, no later than October 31st in each calendar year, a budget for the coming calendar year, which will include an indication of the minimum quantity of Bartech Minibars which HOMI plans to purchase during the budget period (the "TARGET QUANTITY") and an indication of how HOMI intends to fund the purchase of said Bartech Minibars (the "ANNUAL BUDGET"). The Annual Budget for the year 2003 is attached as EXHIBIT 2.2 and the Annual Budget for subsequent years will follow substantially the same format. Upon HOMI's purchasing two thirds of the Target Quantity in any given year, it will notify Bartech of any increase to the Target Quantity for that year.

2.3      MARKETING ACTIVITIES
         In the context of performing the Marketing, and at all times in accordance with the Marketing Plan and the Annual Budget, Bartech will include the Outsource Services in all applicable marketing programs and/or advertising campaigns run by Bartech, at all levels, including hotel chains, major accounts and individual hotels, and will recommend the Outsource Services to its current and potential customers, giving the Outsource Services no less preference than any other equivalent or alternative program marketed by Bartech, and specifically with the objective of facilitating the entry into and the execution of term sheets or definitive agreements by and between HOMI and appropriate major hotel chains, relating to the provision of Outsource Services by HOMI, all in the manner set forth herein. For avoidance of doubt, the actions set forth above are not by no means an exhaustive list of the actions which will be taken by Bartech in performing the Marketing. An indication of other actions which will be taken by Bartech in performing the Marketing is set forth in the list of Marketing Activities which is included in the Marketing Plan (Exhibit 2.1) hereto.

2.4      MARKETING MATERIAL AND REPRESENTATIONS

         A. In performing the Marketing, Bartech will make use of promotional material, including brochures, pamphlets and the like, which it will receive from HOMI ("MARKETING MATERIAL") and in any event Bartech will make use, in performing the Marketing, only of currently valid material that has been approved in advance by both Parties.

STRATEGIC ALLIANCE AGREEMENT
BARTECH EMEA  - HOTEL OUTSOURCE MANAGEMENT INT'L, INC.
--------------------------------------------------------------------------------



         B. Any representation made by Bartech in the context of outlining the nature of the Outsource Services must be consistent with the standard terms under which HOMI typically provides the Outsource Services, as amended by HOMI and provided to Bartech from time to time. A current summary of these terms is set forth in EXHIBIT 2.4B hereto (the "STANDARD TERMS").

         C. HOMI will be bound by the terms of definitive agreements which it may enter into with hotels or hotel chains, and Bartech will have no authority to make any representation on HOMI's behalf or in its name, to any third party, except in the form of and/or in accordance with the then current Marketing Material and Standard Terms, and Bartech will not have the power to make any commitments or representations that will be binding on HOMI towards any third party.

         D. All the Marketing will be performed under the joint names of Bartech and HOMI, and Bartech will indicate clearly that the Outsource Services will be provided by HOMI.

2.5      MARKETING AND NEGOTIATION PROCEDURES

         A. Upon a hotel chain that meets the criteria set forth in the Marketing Plan expressing to Bartech an interest in receiving the Outsource Services (a "POTENTIAL CHAIN CUSTOMER"), Bartech will immediately notify HOMI and, in coordination with HOMI, will facilitate one or more meetings, as necessary, to be attended by the Potential Chain Customer, Bartech and HOMI, with the objective of enabling HOMI to negotiate an Outsource Services framework agreement between HOMI and the Potential Chain Customer, pursuant to which the Potential Chain Customer will afford HOMI the status of approved, preferred or exclusive service provider in relation to Outsource Services.

         B. Any hotel that meets the criteria set forth in the Marketing Plan, whether or not it is affiliated with a hotel chain as set forth in Sub-Section a above, that expresses an interest in receiving the Outsource Services (a "POTENTIAL CUSTOMER") shall complete a questionnaire, in a form to be supplied to Bartech by HOMI (the "QUESTIONNAIRE"), whereupon Bartech will immediately notify HOMI of such approach and will proceed with the Preliminary Surveys as set forth in Section 3.1 below.

         C. Once the Preliminary Surveys have been conducted and the Preliminary Survey Reports have been delivered to HOMI, pursuant to the provisions of Section 3.1 below, and solely in the event that HOMI, in its discretion, decides that it is interested in further examining the possibility of providing Outsource Services to the Potential Customer, then Bartech, at HOMI's request, will facilitate a meeting between HOMI and the Potential Customer, and the Bartech salesperson who was in contact with the Potential Customer will also be invited to attend this meeting.

         D.       To the extent  that,  following  said  meeting,  HOMI,  in its discretion, and the Potential Customer, are interested in proceeding with negotiations over the possible supply of Outsource Services to the Potential Customer, then HOMI will conduct these negotiations directly with the Potential Customer, and Bartech will aid and assist this effort to the best of its ability, upon such request being made by HOMI. For avoidance of doubt, the determination of whether to conduct negotiations, as well as the terms being offered to the Potential Customer and the decision on whether or not to enter into an agreement with the Potential Customer for the provision of Outsource Services (an "OUTSOURCE SERVICES AGREEMENT"), and on what terms, shall be made by HOMI alone, in its discretion.

STRATEGIC ALLIANCE AGREEMENT
BARTECH EMEA  - HOTEL OUTSOURCE MANAGEMENT INT'L, INC.
--------------------------------------------------------------------------------

         E. If, following receipt of due notification by Bartech of the existence of a particular Potential Customer, in accordance with the provisions of this Section 2.5 above, HOMI decides that it is not interested in providing Outsource Services to said Potential Customer, or if HOMI's subsequent negotiations with the Potential Customer are abandoned without an Outsource Agreement being signed, then HOMI shall notify Bartech in writing of these circumstances and Bartech shall then, notwithstanding the provisions of Section 13 below, be free to offer said Potential Customer other outsource service solutions, to be provided by a Person other than HOMI, provided however that said solutions shall be a one-time arrangement, and Bartech will still not be permitted to enter into any joint venture, partnership or similar arrangement with any Person (including said Potential Customer) other than HOMI, relating to Outsource Services, or services identical, similar or competing with Outsource Services, in the Territory.

2.6      COMPENSATION
         The Standard Purchase Price includes inter alia the full and final compensation for the Marketing and Bartech will not be entitled to any kind of compensation for the Marketing, other than any sum to which it may actually be entitled on account of Purchase of Bartech Minibars, in accordance with the provisions of Section 4 below.

3. SURVEYS BY BARTECH

3.1      PRELIMINARY SURVEYS
         Within 10 Business Days of receiving a completed Questionnaire from a Potential Customer, Bartech will perform, solely at its own expense, preliminary surveys at each of the Potential Customer's premises at which the provision of Outsource Services is being considered (the "SITES"), in relation to the suitability of Bartech Minibars, and their Turnkey Installation, to the Potential Customer's infrastructure ("GENERAL TECHNICAL SURVEY") and in relation to the suitability of Bartech Minibars, and their Turnkey Installation, to the provision of Outsource Services at said premises of the Potential Customer ("COMMERCIAL SURVEY") (the General Technical Survey and the Commercial Survey shall be termed, jointly and severally, "PRELIMINARY SURVEYS"). Bartech will deliver to HOMI a report on the findings of each of the Preliminary Surveys, together with a copy of the completed
         Questionnaire, details of Bartech's own observations and recommendations and a detailed account of any and all information and material that has already been provided to said Potential Customer, plus a summary of all contacts with the Potential Customer in connection with the Outsource Services, and full contact details of the Potential Customer's relevant contact person, such reports substantially to take the form set forth in EXHIBIT 3.1(1) and EXHIBIT 3.1(2) hereto, respectively (the "PRELIMINARY SURVEY REPORTS"). Bartech will deliver the Preliminary Survey Reports to HOMI within 10 Business Days of performing each of the Preliminary Surveys, respectively, in recognition of the fact that HOMI may rely upon said Preliminary Survey Reports during its negotiations with the Potential Customer. HOMI may elect, at any time, in its discretion, to participate or otherwise assist in the Preliminary Surveys and/or the preparation of the Preliminary Survey Reports, without in any way derogating from Bartech's undertakings and obligations as set forth herein.

3.2      DETAILED TECHNICAL SURVEY

         A. Within 10 Business Days of receiving written notice from HOMI that HOMI's negotiations with a Hotel have reached the stage where at least one draft Outsource Services Agreement has been exchanged between HOMI and that Potential Customer, Bartech will perform, solely at its own expense, a detailed, room by room survey of the Sites. Bartech will deliver to HOMI a report with its findings




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                  under the Detailed  Technical  Survey and its  recommendations thereunder, such report substantially to take the form set forth in EXHIBIT 3.2A hereto ("DETAILED TECHNICAL SURVEY REPORT"), within 10 Business Days of performing the Detailed Technical Survey, in recognition of the fact that HOMI may rely upon said Detailed Technical Survey Report during its negotiations with the Hotel.

         B. Bartech acknowledges and is aware that in some or all Sites the Turnkey Installation will be performed using existing Site infrastructure including co-axial or other forms of cable, which may or may not be used by the Hotel to provide other services to its guests, and it is essential that the Detailed Technical Survey and Detailed Technical Survey Report address this matter thoroughly, in recognition inter alia of the fact that the Turnkey Installation must not cause any interference to Television, MATV, PayTV and/or any other systems at the Site and that Bartech will be required to immediately remedy any such interference that is caused during or after the installation of the Bartech Minibars, and that if unremedied, such interference could even entitle Hotels to revoke Outsource Services Agreements.

         C. Bartech further acknowledges and is aware that HOMI will make various undertakings towards Hotels in relation to Outsource Services, as a fundamental part of the Outsource Services Agreements between HOMI and the Hotels, in full reliance upon the accuracy of the Detailed Technical Survey Report. A sample form of the kind of Outsource Services Agreement which HOMI may enter into with Hotels is attached hereto as EXHIBIT 3.2C, which is confidential and for Bartech's eyes only.

3.3      COMPENSATION
         The Standard Purchase Price includes inter alia the full and final compensation for the Preliminary Surveys and the Detailed Technical Survey and Bartech will not be entitled to any kind of compensation for the foregoing, other than any sum to which it may actually be entitled on account of Purchase of Bartech Minibars, in accordance with the provisions of Section 4 below.

4. PURCHASE OF BARTECH MINIBARS

4.1      PURCHASE ORDER
         At any time and from time to time during the Term of this Agreement, HOMI shall be entitled to purchase Bartech Minibars from Bartech, for the purpose of providing Outsource Services to Hotels, by means of sending Bartech a purchase order, substantially in the form attached hereto as EXHIBIT 4.1 ("PURCHASE ORDER"). For avoidance of doubt and notwithstanding all other provisions herein, the determination of which models of Bartech Minibar are to be purchased will be HOMI's, in its discretion, based on HOMI's negotiations with the Hotels.

4.2      SPECIFICATIONS
         Bartech Minibars will be supplied in accordance with the standard Bartech Minibar specifications as detailed by Bartech from time to time in respect of each model of Bartech Minibar purchased, and in accordance with specific specifications set forth by Bartech in the Detailed Technical Survey and further specifications of which HOMI may notify Bartech in writing when submitting a Purchase Order (collectively, the "SPECIFICATIONS").

4.3      TERMS AND CONDITIONS OF PURCHASE
         Purchases of Bartech Minibars by HOMI from Bartech in accordance with this Agreement ("PURCHASES") shall be subject to the General Terms and Conditions of Sale as set forth in EXHIBIT 4.3 hereto (the "GENERAL TERMS"). Bartech undertakes to sell and deliver Bartech




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         Minibars to HOMI in  accordance  with the  Purchases  HOMI makes and in accordance with the General Terms and the Specifications.

4.4      BARTECH MINIBAR PURCHASE PRICE

         A. The Parties hereby agree that the Purchases will be made and supplied at a 10% discount from Bartech's End User Price-List for the Territory as shall be in force at the time the Purchase Order is sent to Bartech (the "PRICE-LIST" and the "STANDARD PURCHASE PRICE"), provided however that HOMI will only be invoiced for items which it actually purchases (e.g. training will usually not be required and will thus not usually be included in the Standard Purchase Price, although it will be invoiced if it is nonetheless required and received by HOMI). Bartech's current Price-List is attached hereto as
                  EXHIBIT 4.4A. Each Price-List shall remain in force and be binding upon the Parties until the expiry of 60 days from such time as Bartech shall deliver to HOMI an updated Price-List, whereupon said updated Price-List shall enter into force for the purposes of this Agreement.

         B. For avoidance of doubt, it is agreed that the 10% discount shall apply to hardware and software and license fees only and not to labour, transportation, taxes or duties, if any.

4.5      SPECIAL TERMS

         A. If HOMI shall require certain Purchases to be made under special terms, which differ from and/or are in addition to the General Terms, and/or at special prices which differ from the Standard Purchase Price ("SPECIAL TERMS"), then it shall send Bartech, together with its Purchase Order or at a mutually agreeable later date, a list of the Special Terms it requires and the Parties shall negotiate in good faith and reach agreement as to the Special Terms that will apply to said Purchases. Bartech is aware that the Special Terms which may be requested by HOMI may arise out of certain requirements being made by Hotels, and Bartech agrees, without prejudice to its legitimate commercial interests, to negotiate with HOMI in good faith as to the Special Terms, with the objective of approving Special Terms that will be satisfactory to HOMI and to the Hotels, whereupon the General Terms and/or Standard Purchase Price will, for the purposes of this Agreement, be deemed amended in accordance with the Special Terms.

         B. Bartech acknowledges and is aware that HOMI will make various undertakings towards Hotels in relation to the Outsource Services, as a fundamental part of the Outsource Services Agreements between HOMI and the Hotels, in full reliance upon Bartech's supplying HOMI's Purchases of Bartech Minibars in accordance with the General Terms and/or any applicable Special Terms in such manner as to enable HOMI to provide the Hotels with Outsource Services in accordance with the Outsource Services Agreements.

4.6      SPECIAL SALES EXECUTIVE INCENTIVE
         Bartech hereby grants its consent that HOMI may, from time to time, in its discretion, offer and grant a special incentive bonus for Bartech sales executives with responsibility for one or more countries in the Territory, amounting to up to 1% (usually no more than 0.75%) of the Standard Purchase Price paid by HOMI to Bartech for all Purchases made during a particular year for installation in said country/ies. Any such bonus will be paid to Bartech by HOMI, and Bartech will pay the bonus to the appropriate sales executive, in line with the foregoing.




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4.7      END OF YEAR PERFORMANCE BONUS

         A. For each calendar year, during the Term of this Agreement, in which HOMI purchases at least the Target Quantity of Bartech Minibars, Bartech shall pay HOMI an end of year bonus, subject to HOMI paying the full Standard Purchase Price for said Bartech Minibars, as follows (the "END OF YEAR BONUS"):

                  (I) if the Target Quantity was achieved, then the End of Year Bonus shall equal 1% of the Standard Purchase Price in respect of the Bartech Minibars purchased in that year and paid for in full by HOMI;

                  (II) if the Target Quantity was exceeded by at least 20%, then the End of Year Bonus shall equal 1.5% of the Standard Purchase Price in respect of the Bartech Minibars purchased in that year and paid for in full by HOMI; and

                  (III) if the Target Quantity was exceeded by at least 30%, then the End of Year Bonus shall equal 2% of the Standard Purchase Price in respect of the Bartech Minibars purchased in that year and paid for in full by HOMI.

         B. Calculation of the End of Year Bonus shall be on the basis of invoices actually issued to HOMI during the year for which the bonus is being calculated, and Bartech will pay the End of Year Bonus to HOMI, in a single payment, by check, no later than February 15th immediately following the end of the year for which the bonus is being paid, subject to HOMI's prior settlement in full of all of said invoices.

4.8      PAYMENTS TO HEADQUARTERS

         To the extent that a Hotel, which is a hotel chain, requests that a payment be made to its headquarters, on account of its expenses and efforts in negotiating Outsource Services Agreement(s) with HOMI, whether in the form of reimbursement of all or part of the Hotel's expenses, or in any other form (usually up to 2% of the value of the agreement), then Bartech will use its best efforts to try and persuade said Hotel chain to waive such request. If, however, notwithstanding Bartech's best efforts, the Hotel chain continues to require said payment, then any such payment which is made to the Hotel chain shall be made by HOMI, at its own cost and expense.

5. PMS INTERFACE 5.1 PREPARATION OF THE PMS INTERFACE

         A. The Parties acknowledge that, in order to facilitate seamless and continuous interface between the software which Bartech supplies with the Bartech Minibars and installs on HOMI's computers, and the PMS at the Site for which the Bartech Minibars are being purchased, various refinements may need to be made to the PMS and/or a software package may need to be prepared to effect such interface, based on the specifications which Bartech will have found to be applicable in light of the Detailed Technical Survey, as reported in the Detailed Technical Survey Report (the "PMS INTERFACE").

         B. The Parties acknowledge that, in most cases, the Hotel, or the supplier of the PMS, will wish to prepare the PMS Interface, and in all instances HOMI will inform the Hotel that the Hotel is responsible for preparation of the PMS Interface. Bartech will provide whatever timely information and assistance may be required in order to assist the Hotel and/or the PMS supplier in preparing the PMS Interface.

         C. If, however, the Hotel requires that HOMI prepare and provide the PMS Interface, then, upon receipt of HOMI's written request, Bartech will immediately prepare the PMS Interface, of such nature as to facilitate successful Turnkey Installation at the Site.




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         D.      In the context of its  undertakings  in this Section 5.1 above,
                 Bartech acknowledges and is aware that HOMI will make various undertakings towards Hotels in relation to the Outsource Services, as a fundamental part of the Outsource Services Agreements between HOMI and the Hotels, in full reliance upon the full suitability and functionality of the PMS Interface.

5.2      COMPENSATION

         The Standard Purchase Price includes inter alia the full and final compensation for assistance provided by Bartech to the Hotel and/or PMS supplier in connection with the Hotels' preparation of the PMS Interface and Bartech will not be entitled to any kind of compensation for such assistance, other than any sum to which it may actually be entitled on account of the Purchase of the Bartech Minibars for which the PMS Interface was prepared, in accordance with the provisions of
         Section 4 above. In each instance in which Bartech is required to prepare the PMS Interface itself, pursuant to Section 5.1c above, and the Hotel does not bear the full costs of such preparation, then the Parties will discuss and decide the question of who will bear the cost of such preparation.

6. TURNKEY INSTALLATION OF BARTECH MINIBARS

6.1      PERFORMANCE OF TURNKEY INSTALLATION
         Bartech undertakes to perform all Turnkey Installations required under this Agreement, according to the timetable and under the terms set forth in this Agreement and in accordance with the General Terms and the Special Terms, if any. Bartech will deliver to HOMI a written notice of completion of each Turnkey Installation that Bartech is satisfied has been completed, forthwith upon said completion ("NOTICE OF COMPLETION").

6.2      ACCEPTANCE

         A. Bartech acknowledges and is aware that, following delivery to HOMI of the Notice of Completion, HOMI will enable the Hotel to check the Turnkey Installation for full functionality and suitability. Within 10 days of receiving the Notice of Completion, HOMI will deliver to Bartech, in writing, details of any defects in the Turnkey Installation or non-conformity with the Specifications and Bartech will remedy any such defect or non-conformity within 10 days of receiving any such notice and will deliver a further Notice of Completion, whereupon the provisions of this Section 6.2 shall be re-applied, mutatis mutandis, until such time as the Turnkey Installation is accepted as being free of defects or non-conformity with the Specifications, prior to which time the Turnkey Installation will not be deemed completed.

         B. Bartech acknowledges and is aware that HOMI will make various undertakings towards Hotels in relation to the Outsource Services, as a fundamental part of the Outsource Services Agreements between HOMI and the Hotels, in full reliance upon the due completion of the Turnkey Installations in accordance with the provisions of this Agreement.

6.3      COMPENSATION
         The Standard Purchase Price includes inter alia the full and final compensation for the Turnkey Installation of the Bartech Minibars and Bartech will not be entitled to any kind of compensation for Turnkey Installation, other than any sum to which it may actually be entitled on account of the Purchase of the Bartech Minibars for which the Turnkey Installation was performed, in accordance with the provisions of Section 4 above.




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7.       WARRANTY

7.1      BASIC WARRANTY
         The Bartech Minibars and the Turnkey Installations will be warranted by Bartech to be free of defects, in accordance with a one-year contractual warranty in the form set forth in EXHIBIT 7.1 hereto (the "BASIC WARRANTY"), under which Bartech will, subject to the terms of said warranty, provide service and parts, as and when requested to do so by HOMI, at no charge to HOMI.

7.2      EXTENDED WARRANTY
         The Parties will, concurrently with the execution of this Agreement, enter into an Extended Warranty/Maintenance Agreement substantially in the form set forth in EXHIBIT 7.2 hereto (the "EXTENDED WARRANTY"), under which, in accordance with its terms, Bartech will undertake to provide service and parts, as and when requested to do so by HOMI, for all Bartech Minibars purchased hereunder by HOMI and all Turnkey Installations performed hereunder by Bartech, for a period of up to 10 years from the date of each Turnkey Installation, in respect of each said Turnkey Installation, for the special, reduced-rate fee set forth in the Extended Warranty.

8. INTELLECTUAL PROPERTY

8.1      RIGHTS TO INTELLECTUAL PROPERTY
         Bartech represents and warrants that it owns or has the right to use, free and clear of all liens, claims and restrictions all intellectual property, of any kind, howsoever required and/or utilized in connection with the Bartech Minibars and/or the Turnkey Installation ("INTELLECTUAL PROPERTY").

8.2      NO INFRINGEMENT
         Bartech represents and warrants that, to the best of its knowledge, the Intellectual Property does not infringe upon or violate any right, lien, or claim of any third party, and Bartech is not currently obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright or other intangible asset, with respect to the use thereof in connection with the Bartech Minibars and/or the Turnkey Installation.

9. TERM AND TERMINATION

9.1      INITIAL TERM
         This Agreement shall enter into force on the date of its execution by the Parties hereto and shall remain in force for an initial period of no less than 10 years (the "INITIAL TERM"). Upon the culmination of the Initial Term, and any Additional Terms, this Agreement will be deemed renewed for additional terms of two years each (each an "ADDITIONAL TERM"), unless and until terminated in accordance with its terms. The Initial Term and any and all Additional Terms will together constitute the Term of this Agreement (the "TERM OF THIS AGREEMENT").

9.2      TERMINATION WITHOUT CAUSE
         At any time following the culmination of the fifth year of the Initial Term, either Party may, at its discretion, give notice of its desire to terminate this Agreement, without the need to provide the reasons for its decision, by means of advance, written notice to the other Party, and this Agreement shall terminate upon the expiry of 18 months following the delivery of such notice, or at such later date of termination as may be stipulated in such notice.



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9.3      TERMINATION FOR CAUSE

         A. If HOMI shall fail to make timely payment to Bartech of any sum which it is obliged to pay to Bartech pursuant to the terms hereof, including the Standard Purchase Price, and fails to cure said breach within a period of 60 days from its receipt of a detailed written notice from Bartech warning of such breach, then Bartech will be entitled to terminate this Agreement by means of advance, written notice to HOMI, and this Agreement shall terminate upon the expiry of 6 months following the delivery of such notice, or at such later date of termination as may be stipulated in such notice.

         B. If either Party is in breach of this Agreement (a "DEFAULTING PARTY"), other than as set forth in Section 9.3a above, then the other Party (the "PERFORMING PARTY") shall deliver to the Defaulting Party written notice of said breach, whereupon the Parties will use their best efforts to amicably resolve the dispute between them and/or the breach, by means of discussions to be held between the Parties' respective CEOs, with or without mediation services from other Persons. If, notwithstanding the Parties' best, good faith efforts to resolve the situation as aforementioned, no such resolution is achieved within 6 months of delivery of the notice of breach, then the Performing Party may deliver a second written notice of breach to the Defaulting Party and, if the Defaulting Party fails to cure said breach within a period of 60 days from its receipt of said second written notice, then the Performing Party will be entitled to terminate this Agreement by means of advance, written notice to the Defaulting Party, and this Agreement shall terminate upon the expiry of 6 months following the delivery of such notice, or at such later date of termination as may be stipulated in such notice.

9.4      EFFECT OF TERMINATION
         For avoidance of doubt, the termination of this Agreement, for whatever reason, shall not have the effect of terminating, or otherwise derogating from, the force and effect of the Warranty and Extended Warranty and any other agreements and/or purchase orders that shall already have been entered into by the Parties, all of which shall continue in full force and effect in accordance with their terms.

10. REPRESENTATIONS AND WARRANTIES

10.1     MUTUAL REPRESENTATIONS
         Each Party hereby represents and warrants to the other Party as follows, in recognition of the fact that the other Party is entering into this Agreement inter alia in reliance upon these representations and warranties:

         A. it is a duly incorporated and validly existing corporation in good standing under the laws of the State of its incorporation, with all requisite power and authority (corporate and other) to own its properties and conduct its business.

         B. it has the corporate power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby; this Agreement has been duly and validly duly authorized by all necessary action, corporate or otherwise, on its part, and this Agreement constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms.

         C. delivery and performance by it of this Agreement, and the performance by it of its obligations hereunder, will not:

                  (I) conflict with or result in a breach of any of the provisions of its Incorporation Documents;




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                  (II)     contravene   any  law,  rule  or  regulation  of  any
                           jurisdiction to which it is subject, or any political subdivision thereof or therein, or any order, writ, judgment, injunction, decree, determination or award
                           currently  in  effect,   which,   singly  or  in  the
                           aggregate, would have a material adverse effect on it;

                  (III) conflict in any respect with or result in a breach of or default under any agreement, contract or instrument to which it is a party or by which it or any of its properties may be affected or bound, such as would, singly or in the aggregate, would have a material adverse effect on it;

10.2     REPRESENTATIONS AND WARRANTIES OF BARTECH
         Bartech  hereby  represents  and  warrants  to  HOMI  as  follows,   in
         recognition of the fact that HOMI is entering into this Agreement inter alia in reliance upon these representations and warranties:

         A. it is fully aware that HOMI is entering into this Agreement for the purpose of procuring products and services which it will need in order to be in a position to provide Outsource Services to Hotels, in accordance with the Outsource Services Agreements, and that the timely supply of the Bartech Minibars and Services in accordance with this Agreement is absolutely essential in order for HOMI to be able to discharge its duties and obligations under the Outsource Services Agreements;

         B. it is fully aware that HOMI will make various undertakings towards Hotels in relation to the Outsource Services, as a fundamental part of the Outsource Services Agreements between HOMI and the Hotels, in full reliance upon the timely supply by Bartech of the Bartech Minibars and Services in accordance with this Agreement.

11. FURTHER UNDERTAKINGS

11.1     FURTHER ASSURANCES
         In view inter alia of its representations and warranties herein and in recognition of the fact that HOMI will have only limited control over numerous matters relating to the supply of the Bartech Minibars and the Services, including such matters as dates of installation, acceptance of the Bartech Minibars and Turnkey Installations etc., in which matters HOMI will be dependent upon the Hotels with whom it has entered into Outsource Services Agreements, Bartech hereby undertakes, in addition to and notwithstanding specific provisions of General Terms and/or Special terms, but without prejudice to its legitimate commercial interests, to display maximum flexibility and understanding and take all reasonable and necessary steps throughout the Term of this Agreement, with a view to enabling HOMI to discharge all of its duties and obligations and meet all of its undertakings under the Outsource Services Agreements in a timely fashion, to the Hotels' satisfaction.

11.2     DISCHARGE OF SERVICES
         In recognition inter alia of the fact that Bartech will be providing HOMI with the Bartech Minibars and Services on a sub-contractor basis in view of the undertakings being made by HOMI to the Hotels under the Outsource Services Agreements, and in view of the fact that the Bartech Minibars and Services will be installed and provided in the Sites themselves, Bartech hereby undertakes to supply the Services with the greatest of care and to ensure that no damage, and only minimum inconvenience, is caused to the Hotels or any third parties in the process of provision of the Services, and likewise to ensure that all of its staff conduct themselves in a respectable and polite manner befitting the luxury status of the Hotels.




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--------------------------------------------------------------------------------

11.3     INDEMNIFICATION

         A. In view inter alia of its representations and warranties herein and in recognition of the facts acknowledged by Bartech herein, Bartech hereby undertakes to defend, indemnify and hold harmless HOMI and its affiliates, officers, directors, agents and employees from and against any and all actions, costs, claims, losses, expenses and/or damages, including reasonable attorneys' fees, arising out of or in any way incidental to allegations of patent, copyright, trademark or other intellectual property infringements howsoever in relation to the Bartech Minibars and/or the Services.

         B. To the extent that HOMI may be required, from time to time, to provide Hotels with any kind of indemnification relating to Bartech Minibars and/or the Services, in addition to the indemnification as set forth in Sub-Section a. above, then Bartech will indemnify HOMI accordingly, by means of a back to back indemnification corresponding to the indemnification provided to the Hotel by HOMI.

12. RELATIONS WITH DISTRIBUTORS

12.1     NOTIFICATION REGARDING DISTRIBUTORS
         Bartech hereby gives notice to HOMI that in the countries set forth in the list attached as EXHIBIT 12.1 hereto ("DISTRIBUTION TERRITORIES"), Bartech Minibars are sold and serviced exclusively through the official distributors appointed by Bartech, whose details appear beside the relevant Distribution Territory in Exhibit 12.1 ("DISTRIBUTORS").

12.2     SERVICES IN DISTRIBUTION TERRITORIES

         A. Bartech Minibars used in the provision of Outsource Services in a Distribution Territory will be purchased by HOMI from the relevant Distributor.

         B. In respect of Sites located in a Distribution Territory, the relevant Distributor will perform and provide the Preliminary Surveys, the Detailed Technical Survey, the Turnkey Installations and the Extended Warranty Services, including all related reports, ancillary services etc., and the PMS interface will be provided by the Distributor and/or Bartech, in accordance with the provisions of Section 5 above, mutatis mutandis.

         C. In respect of hotels located in a Distribution Territory and hotel chains exclusive to a particular Distribution Territory, Bartech confirms that the relevant Distributor shall also perform the Marketing in respect thereof, in coordination and consultation with Bartech, and in accordance with the Marketing Plan and the Annual Budget and other applicable provisions of this Agreement.

12.3     COMMERCIAL TERMS

         A. Bartech will, promptly upon the execution hereof, notify all the Distributors of the existence and general nature of this Strategic Alliance Agreement and will inform them that HOMI is to be treated as an approved and most preferential "Major Account" of Bartech, entitled to the prices and discounts set forth herein and as agreed between Bartech and HOMI from time to time.

         B. Whilst the Parties recognise that the purchase of Bartech Minibars Services from Distributors, as set forth herein, shall be subject to and in accordance with negotiated agreements between HOMI and the Distributors, and that the Distributors will not be obliged to enter into agreement with HOMI, nevertheless, Bartech will make clear to the Distributors that if they do decide to enter into agreement with HOMI as set forth above, then the terms and conditions of the sale of Bartech Minibars (including prices and discounts) and the provision of Services to HOMI, by the Distributors, shall be as set forth in this Strategic Alliance Agreement, mutatis mutandis.

STRATEGIC ALLIANCE AGREEMENT
BARTECH EMEA  - HOTEL OUTSOURCE MANAGEMENT INT'L, INC.
--------------------------------------------------------------------------------

12.4     ANNUAL BUDGET
         For avoidance of doubt, the Parties hereby acknowledge that purchase of Bartech Minibars from Distributors shall, for all intents and purposes, be included in the calculation of Target Quantities, and in the Annual Budgets.

13.      EXCLUSIVITY

HOMI hereby undertakes to use only Bartech Minibars in the provision of Outsource Services, in the Territory, and Bartech hereby undertakes not to sell, install and/or service Bartech Minibars, in the context of and/or in such a way as to facilitate the provision of services identical, similar or competing with Outsource Services, to or for anyone other than HOMI, in the Territory.

14.      MISCELLANEOUS

14.1     COMPENSATION
         Notwithstanding anything to the contrary in this Agreement, the Standard Purchase Price includes inter alia the full and final compensation for the full and timely performance and provision of the Marketing, the Services and all other obligations and undertakings of Bartech pursuant to this Agreement, and Bartech will not be entitled to any compensation, other than any sum to which it may actually be entitled on account of Purchase of Bartech Minibars, in accordance with the provisions of Section 4 above.

14.2     NOTICES
         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by messenger, transmitted by facsimile or mailed by registered or certified mail, postage prepaid, as follows, and will be deemed to have reached their destination within 5 business days of being deposited with the Post Office for dispatch as registered mail (10 business days in the case of air mail), upon actual delivery when delivered by hand, and upon receipt of the recipient's confirmation of receipt when sent by facsimile:

         IF TO THE COMPANY, TO:
         Hotel Outsource Management International, Inc.
         116 West 23rd Street, Suite 500, New York, NY 10011
         Attention:        Mr Jacob Ronnel
         Fax:              +1-646-375-2476

         IF TO BARTECH:
         Bartech  EMEA
         4 Rue du Port Aux Vins, 92150 Suresnes, France
         Attention:        Leo Illouz
         Fax:              +331-41441011

14.3     ASSIGNMENT
         This  Agreement  shall bind and inure to the benefit of the Parties and
         their   respective    successors,    assigns,    heirs   and   personal
         representatives. Either Party shall be entitled to

STRATEGIC ALLIANCE AGREEMENT
BARTECH EMEA  - HOTEL OUTSOURCE MANAGEMENT INT'L, INC.
--------------------------------------------------------------------------------

         assign all, but no less than all, of its rights and obligations under this Agreement, to any wholly owned Affiliate, without the prior, written consent of the other Party.

14.4     ENTIRE AGREEMENT
         This Agreement contains the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings between the Parties with respect thereto.

14.5     NO JOINT VENTURE OR PARTNERSHIP
         Nothing in this Agreement shall be construed as creating a joint venture or partnership between the Parties and neither Party shall act as agent or representative of the other for any purpose and independent contractor relations alone shall subsist between the Parties under this Agreement.

14.6     FURTHER ASSURANCES
         Each Party shall take all reasonable steps so as to facilitate and cooperate with respect to the performance of the other Party's obligations under this Agreement.

14.7     AMENDMENTS, MODIFICATIONS, WAIVERS
         The terms and provisions of this Agreement may not be modified or amended, nor may any of the provisions hereof be waived, temporarily or permanently, except pursuant to written instrument executed by both Parties, in the case of an amendment, or by the waiving Party, in the case of a waiver.

14.8     SEVERABILITY
         It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this agreement or affecting the validity or enforceability of such provision in any jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

14.9     FAILURE OR DELAY
         No failure or delay on the part of any Party in exercising any right and/or remedy to which it may be entitled hereunder and/or by law shall operate as a waiver by that Party of any right whatsoever. No waiver of any right under this Agreement shall be deemed as a waiver of any further or future right hereunder, whether or not such right is the same kind of right as was waived in a previous instance.

14.10    GOVERNING LAW AND JURISDICTION
         This Agreement shall be deemed to have been made and concluded in France and the construction, validity and performance of this Agreement shall be governed by the laws of France without giving effect to the conflicts of law principles thereunder. By their execution hereof, the parties irrevocably agree to submit all disputes arising hereunder to the jurisdiction of the Courts of France.

14.11    HEADINGS; INTERPRETATION
         The headings of the Sections and Subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. As used in this Agreement, the term "including", and all derivations thereof, shall mean "including,

STRATEGIC ALLIANCE AGREEMENT
BARTECH EMEA  - HOTEL OUTSOURCE MANAGEMENT INT'L, INC.
--------------------------------------------------------------------------------

         without limitation", unless expressly stipulated to the contrary. Where the context permits, use of the singular number includes the plural and vice versa and words denoting any gender shall include all genders.

14.12    COUNTERPARTS; FACSIMILE SIGNATURES
         This Agreement may be executed in two or more counterparts, in original or by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    * REST OF PAGE INTENTIONALLY LEFT BLANK *

IN WITNESS WHEREOF, the parties hereto have executed this Strategic Alliance Agreement, as of the date first above-mentioned.




SIGNED for and on behalf of                                     )
BARTECH EMEA                                                    )
                                                                )
By  /s/ Leo Illouz                                              )
    --------------------------------                            )
    Leo Illouz                                                  )
                                                                )
Its   Managing Director                                         )
                                                                )
Date April 9, 2003



SIGNED for and on behalf of                                     )
BARTECH EMEA                                                    )
                                                                )
By  /s/ Daniel Cohen                                            )
    -------------------------------                             )
    Daniel Cohen
                                                                )
Its   Gerant                                                    )
                                                                )
Date April 9, 2003                                              )


                                                                )

SIGNED for and on behalf of                                     )
HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.                  )

By /s/ Jacob Ronnel                                             )
   ---------------------------------                            )
   Jacob Ronnel                                                 )
                                                                )
Its  CEO                                                        )
                                                                )
Date  April 9, 2003                                             )

LIST OF EXHIBITS TO STRATEGIC ALLIANCE AGREEMENT BARTECH EMEA - HOTEL OUTSOURCE MANAGEMENT INT'L, INC.
--------------------------------------------------------------------------------


                          LIST OF EXHIBITS TO AGREEMENT


EXHIBIT NUMBER          BRIEF DESCRIPTION
----------------------- --------------------------------------------------------
EXHIBIT 2.1             Marketing Plan
EXHIBIT 2.2             Annual Budget for 2003
EXHIBIT 2.4B            Summary of Standard Terms
EXHIBIT 3.1(1)          Form of General Technical Preliminary Survey Report
EXHIBIT 3.1(2)          Form of Commercial Preliminary Survey Report
EXHIBIT 3.2A            Form of Detailed Technical Survey Report
EXHIBIT 3.2C            Sample Outsource Services Agreement
EXHIBIT 4.1             Form of Purchase Order
EXHIBIT 4.3             General Terms and Conditions of Sale
EXHIBIT 4.4A            Current end-user Price List for Territory (Pre-Discount)
EXHIBIT 7.1             Basic Warranty
EXHIBIT 7.2             Extended Warranty
EXHIBIT 12.1            Distribution Territories and Distributors

                                                                     Exhibit 2.1

                                 MARKETING PLAN


In order to achieve the objectives set forth in the Strategic Agreement and in order to accomplish the Targets set in the Annual Budgets (Exhibit 2.2), the parties will act in accordance with the guidelines and plan as set in the Marketing Plan in General and the Annual Marketing Schedules & Activities in particular.

The marketing of the Outsource Services should be targeted at a defined market segment and at suitable kinds of hotel (typically upscale and luxury Hotels, preferably chain affiliated), initially in Capital European Cities and later in other Major cities.

Bartech will include the Outsource Services in all applicable marketing programs and/or advertising campaigns run by Bartech, at all levels, including hotel chains, major accounts and individual hotels, and will recommend the Outsource Services to its current and potential customers, giving the Outsource Services no less preference than any other equivalent or alternative program marketed by Bartech, and specifically with the objective of facilitating the entry into and the execution of term sheets or definitive agreements by and between HOMI and appropriate major hotel chains, relating to the provision of Outsource Services by HOMI

All the Marketing will be performed under the joint names of Bartech and HOMI, and Bartech will indicate clearly that the Outsource Services will be provided by HOMI.



Marketing Activities

Initial Activities following the signature of the Strategic Alliance:

o Based on the annual Budget, Sales targets are set according to certain Chains & Areas & Countries.

o The Marketing Schedule for 2003 is set, detailing Marketing activities (see sample below)

o HOMI will train Bartech's Marketing and Sales people regarding the Outsourcing Program

o HOMI will prepare and provide the Marketing collateral (Brochures, Presentations, Forms, Term-Sheets, etc.)

o        Beginning   of   Marketing   activities   with  the  Major  Chains  and
         Distributors.

o        Frame agreements with Major Accounts

o        Beginning of Sales Activities.

30 days following the Agreement and every year 30 days following the Annual Budget, Bartech will submit the annual Marketing and P&R Schedule & Activities, detailed by month, with specific dates and locations where available.

Sample: Yearly Marketing and PR Schedule & Activities, detailed by month

         o        Meetings with Major Accounts

         o        Trade Shows, Chain conventions, Seminars

         o        Sales Calls, Sales Activities

         o        Mailings

         o        Press Releases

         o        Advertising campaigns

         o        Other Activities

Details of Planned Sales Activities

Following the Initial marketing activities and Area & Country Sales targets, the relevant Sales people will begin their activities:

         o        Sales targets are set for a certain Area & Country

         o        Sales  people will offer the  Outsourcing  Program to suitable
                  Hotels

         o        If Hotel is interested, Hotel will complete a Questionnaire

         o Following a successful Survey an Outsourcing meeting is organized

         o HOMI's representative and Bartech Sales person meets with Hotel

         o        Following   negotiations,   HOMI  produces  a  detailed  draft
                  agreement

         o        Following   signature   HOMI  issues  a  P.O.  and   purchases
                  Maintenance




Profile of Hotels Suitable for Outsourcing  -  Initial phase:

o        Location:         Capital Cities
                           (In some cases other Major Cities)

                            o Type: Upscale & Luxury

o        Size:             Preferably more than 200 rooms
                           (in some cases smaller Hotels as well)

o        Management:       Preferably Chain affiliated

                                                                     Exhibit 2.2



                                  ANNUAL BUDGET
                                    FOR 2003
                           (July 2003 - December 2003)





The minimum quantity of Bartech minibars which HOMI plans to purchase from Bartech EMEA (the "Target Quantity"), for the Year 2003 (July - December 2003)


1200     Bartech minibars

                                                                    Exhibit 2.4b

            INSTALLATION AND OUTSOURCE OPERATION OF BARTECH MINIBARS



--------------------------------------------------------------------------------
          Summary of the Basic Terms of the Outsource Operation Program
--------------------------------------------------------------------------------


Hotel Outsource Management International, Inc. ("HOMI") is the Operator that owns and operates the Bartech Minibars



         |_| HOMI shall Install, Operate and Maintain the Minibars in the Hotel and shall Purchase the Minibars and associated Software and Equipment solely for this purpose.

         |_| The Hotel shall provide, at its cost, the items necessary for the Installation, including the Cabinets for the Minibars (if not stand-alone units); the wiring; cables and plugs, etc.

         |_| The Hotel shall provide suitable Office and Storage space to be used by HOMI.

         |_|      HOMI shall purchase the goods to be filled in the Minibars.

         |_| The pricing of the products offered in the Minibars shall be mutually determined by HOMI and the Hotel.

         |_|      HOMI shall refill the Minibars and shall Operate them.

         |_| The Hotel shall allow and facilitate HOMI's Operators' access to the guestrooms no less than twice a day.

         |_| The personnel operating the Minibars (The "Operators") are employees of HOMI. HOMI shall maintain sufficient trained personnel in order to Operate the Minibars in accordance with the highest standards.

         |_| The Operators shall be checked by Hotel's Security prior to their employment and the Hotel will have the right to Interview them.

         |_| The Operators shall wear Hotel's customary uniforms and shall act in accordance with the rules of conduct as issued by the Hotel.

         |_| The Hotel shall bear the cost of Electricity related to the Minibars.

         |_|      The Hotel shall provide paging devices to the Operators.

         |_| The Hotel shall supply the glasses and accessories for the Minibars and shall replace the used glasses and accessories on a daily basis.

         |_| The Hotel will not be allowed to put Vending machines / Soft Drink & Snack Dispensers in the floors where the Minibars are installed.

         |_| Amenities such as Mineral Water and Soft Drinks would not be given to guests, free of charge, as a standard policy.

         |_| Hotel may offer complimentary products from the Minibars to VIP guests as well as Discounts to preferred guests, within set rules.

         |_|      The  Hotel  shall  collect  the  Revenues   generated  by  the
                  Minibars.

         |_| HOMI shall furnish to the Hotel a monthly Sales Report, within 5 days following the end of each month, with the Gross Revenues and Net Revenues.

         |_| Revenues generated by the Minibars shall be allocated on a monthly basis. The Hotel shall retain 12% of the Net Revenues and shall pay HOMI 88% of the Net Revenues.

         |_| The Hotel shall Pay HOMI's share within 10 days following the end of each month.

         |_| Hotel's share of the Revenues may increase or decrease based on Performance.

         |_| Detailed Rules and procedures will apply to Rebates and Disputes.

         |_| Once a day HOMI shall perform an accounts Reconciliation with Hotel's Front Desk.

         |_|      The Basic Term of the Outsourcing Agreement is 9 Years.

         |_| The Hotel has an Option to Purchase the Minibars and related Equipment, every Year, starting from the end of the 3rd year of Operation.

Bartech(R)
automatic systems

                     Exhibit 3.1(1) : PROPERTY SURVEY SHEET

Date of Survey                 September 26, 2001

Survey completed by:           Robert Fain

A) Hotel General Information

------------------------------------------------------------ ---------------------------------------------------------
Hotel Name: Hyatt of San Francisco
------------------------------------------------------------ ---------------------------------------------------------
Address: 5 Embarcadero Center                                Phone: (415) 788-1234
------------------------------------------------------------ ---------------------------------------------------------
San Francisco, CA  94111                                     Fax:
------------------------------------------------------------ ---------------------------------------------------------
                                                             Number of Rooms: 805
------------------------------------------------------------ ---------------------------------------------------------
General Manager: Matt Adams                                  Phone: (415) 788-1234, ext 4500
------------------------------------------------------------ ---------------------------------------------------------
                                                             Fax:
------------------------------------------------------------ ---------------------------------------------------------
Assistant: Darlene Cahill                                    Phone: (415) 788-1234, ext 4501
------------------------------------------------------------ ---------------------------------------------------------
Rooms Executive: Tom Brady                                   Phone: (415) 291-6565
------------------------------------------------------------ ---------------------------------------------------------
Technical Manager: Greg Fuller                               Phone: (415) 291-6541
------------------------------------------------------------ ---------------------------------------------------------
                                                             Fax:
------------------------------------------------------------ ---------------------------------------------------------
F & B Manager: Ward Childs                                   Phone: (415) 291-6570
------------------------------------------------------------ ---------------------------------------------------------
Assist F&B Manager: David Nicola                             Fax:
------------------------------------------------------------ ---------------------------------------------------------
IS Manager: Arnel Cruz                                       Phone: (415) 291-6528
------------------------------------------------------------ ---------------------------------------------------------
                                                             Fax:
------------------------------------------------------------ ---------------------------------------------------------
Financial Controller: Gary Wolf                              Phone: (415) 291-6530
------------------------------------------------------------ ---------------------------------------------------------
                                                             Fax:
------------------------------------------------------------ ---------------------------------------------------------
Purchasing Manager: Malcolm McKenzie                         Phone (415) 788-1234, ext 4030
------------------------------------------------------------ ---------------------------------------------------------
                                                             Fax:
----------------------------------------------------------------------------------------------------------------------

Describe the loading dock and ability to offload a 40 -ft. container:
The loading dock is unable to support a 40-ft container. The loading dock will support a 24-ft truck.

----------------------------------------------------------------------------------------------------------------------
What is the maximum time a container can stay at the dock?
Overnight?
A truck will be able to seat overnight curbside on Drum street.

------------------------------------------------------------ ---------------------------------------------------------
If necessary, list alternate container parking locations     Notes and Comments: Alternate location for offloading
and proximity to freight elevators.                          and storage of minibars may be necessary.
Pacific level of hotel at Market and Drum.  There is no
loading dock, just a freight door.
------------------------------------------------------------ ---------------------------------------------------------

Bartech(R)
automatic systems


B) Technical Information

B1) General

1.       How many different designs of cabinets?           4

2.       How many different types of wood grain?           2

3.       How many different colors?                        2 (cherry and blonde)

4. Is any refurbishment forecasted? No

         If so, when?                                      ______________

         What level?                                       ______________

5. What sort of refurbishment?
         Wall paper  ________   Carpet   _____   Furniture  ____ Bathroom  _____

6. What type of lock is on the minibar cabinet door?
         Keys        ________   Magnetic _____   Other ________   None    __X__


7. Is a detailed drawing of the cabinet available?
         Yes [ ] No [x]         Attached_____

8. Provide dimensions of the minibar space; free open space, without hinge interference.

         W x D x H in inches:       Armoires 20x21.25x28.125, Open Cardenas 19.75x18.75x31.375,
                  _________         Cardenas (suites)19.75x18.75x31.375, Cardenas 28.25x28.5x31.875

9.  Number of right and left hinged door units:            Right    N/A          Left     N/A

10. Any specific requirements of the cabinet door opening?            _______________________________________

11. What is the thickness of the shelf? (incase of an added dry section)             ________________________

12. Is the shelf removable in order to replace with our minibar with built-in section?              _________

13. What is the proposed Bartech Model and options? B41 top dry

Bartech(R)
automatic systems


B2) Minibar and Cabinet Specifications

1. In the case of existing wood cabinet, do you require a slider? Yes, on blonde armoires.

2. If minibar is to be installed in a cabinet, is a hole required in the door for the infrared? No

3. Minibar particulars: Wooden Door ___ PIP Door ____ Color ____

                        Type of Wood ____

                Is a sample of wood/color required for the hotel? ____

4. What type of handle is required for the cabinet? ____ Sample required ____

5. If minibar is stand-alone with wooden cabinet: Yes, approximately 53 units

                What type and color of wood? Cherry and Blonde

                      Finish: Gloss    x     Flat ____   Satin ____
                                     ------

B3) Unit Ventilation

1. Minimum ventilation space required:30 inches2 Yes
          Chimney Effect ___        Other  [x] (no back cover on furniture)

2. Does the furniture top contain a marble plate or a mirror? Yes

3. How is it attached? Molded marble top is glued to cabinet. Is it possible to dismount it? No Create an exhaust exit? Yes

                  Use space below to provide drawing:

--------------------------------------------------------------------------------








--------------------------------------------------------------------------------

Bartech(R)
automatic systems

B4) Electrical

1.       Verify  electrical  outlet is 110 VAC/60 Hz, with safety ground:
         Yes [X]  No ____

         If no, explain: _______________________________________________________

B5)      Computer and PMS Information

1.       PMS Company: Encore

2. Year of Purchase: Version/Release IP Manager to provided at a later time ________ Platform N/A

3. Pay TV System: On Command Video. Is system on 1 Coax network ____ Several networks [X]


4.       Where will the PC with application be located? Ice Room, pacific level.

5. Is a telephone line accessible for our dial-in Maintenance? Telephone line will need to be run.

6.       Where will CPU be located? Ice Room, pacific level.

7. If twisted pair will be utilized, where is the main terminal block located? ___________

8. If MATV will be utilized, where are the amps (for system tap) located? MATV room, located on the pacific level.

9. Map/explain juxtaposition of the PC, CPU and MATV Tap location/twisted pair terminal block. Include approximate lengths for cable runs. MATV room

10.      Does the hotel have a network? Yes What type? T1, static addresses

11.      What are the requirements for the front desk interface?

                Is minibar graphic required? No  Hot Key required? No

                Is   hotel   network    accessible?    Yes,   with   Controllers
                authorization.

12. Is there a requirement for the application anywhere other than the host PC? Yes

                List locations:       Possible the front desk.

                Is the network available? Yes, with Controllers authorization.

C) Twisted Pair and MATV Requirements

C1) UTP

1. Where is the telephone jack or dedicated minibar jack located?  ____________

2. If no  jack/extra  pairs  at  telephone  jack  in  room,  indicate  location:
   _______________________________

3. What is the length of cable required to the minibar? _________________

Draw an overview of the room, marking the jack or pair location and minibar location.

--------------------------------------------------------------------------------







--------------------------------------------------------------------------------


4. What type of baseboard is used in the room? _________________________________

5. How is the carpet attached? _________________________________________________

6. Does necessary space exist to run the cable? ________________________________

7. Does the room have a false ceiling? _________________________________________

8. Is access to the minibar (for power/network) available, or is drilling necessary? ____________

Additional Comments:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

Bartech(R)
automatic systems


C2) MATV

1. Check the coax and determine the transmit/receive frequencies for the Pay TV:

                Transmit     115.25 MHz
                Receive      13 MHz

            **Note that Bartech standard frequencies are 53Hz/17Hz**

2. Will a splitter/tap be required from the wall socket? Yes. Recommended tap value? 3 db or 6db.

3. What is length of cable required for the minibar? Minimum of 2-ft.

4. If accessible, note the type of cable and connectors in use for the TV. RG 59 and 6, with multi connectors.

5. If no Pay TV on site, list the make, model and type of TV amplifiers (Note if bi-directional)

Draw an overview of the room, marking the TV/jack location and minibar location.

--------------------------------------------------------------------------------












--------------------------------------------------------------------------------

9. What type of baseboard is used in the room? Carpet.

10. How is the carpet attached? Tack board.

11. Does necessary space exist to run the cable? Yes, along the baseboard.

12. Does the room have a false ceiling? No.

13. Is access to the minibar (for power/network) available, or is drilling necessary? Two of the room design have power and network accessibility. The other two room designs have power, but network accessibility is only possible if the coax is wrapped around the room to the minibar location.

Additional Comments: Movie system is three, two truck junior racks. Test movie system forward at the TV. Room 1708 and 1645 at -2 db. Room 802 at 14 db, room 856 at 2 db, room 218 at 7 db. Test movie system return using 13 db at launch amplifiers. Rack A & B 23db, and rack C 15db.

Bartech(R)
automatic systems

D) Minibar Product Specification

1.  How many drinks and snacks are required (in total): _______________

    List sizes:   Big Bottles:    Height     ___________     Diameter     _____________

                  Little Bottles  Height     ___________     Diameter     _____________

                  Other Bottles   Height     ___________     Diameter     _____________

                  Aluminum Cans   Height     ___________     Diameter     _____________

                  Miniatures      Height     ___________     Diameter     _____________

         List Dry Goods:  ______________________________________________________


                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

         List Carton
         Additional items: _____________________________________________________

                          ------------------------------------------------------

                          ------------------------------------------------------

         Additional
         Comments:        ______________________________________________________

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

Bartech(R)
automatic systems

                                MODELS AND SIZES

---------------------------- ---------------------- ------------------------------------------------------------------
           MODEL                   CAPACITY                                    DIMENSIONS
                                                                           (Listed in inches)
---------------------------- ---------------------- ------------------------------------------------------------------
                                                                          570mm x 400mm x 485mm
            B32              40 LITERS                                 221/2H x 153/4W x 19 1/8 D
---------------------------- ---------------------- ------------------------------------------------------------------
                                                                          570mm x 450mm x 485mm
            B41              50 LITERS                                 221/2H x 173/4W x 19 1/8 D
---------------------------- ---------------------- ------------------------------------------------------------------
                                                                           570mm 520mm x 485mm
            B46              60 LITERS                                 221/2H x 201/2W x 19 1/8 D
---------------------------- ---------------------- ------------------------------------------------------------------
                                                                          650mm x 450mm x 485mm
            H41              60 LITERS                                25 5/8 H x 173/4W x 19 1/8 D
---------------------------- ---------------------- ------------------------------------------------------------------
                                                                         650mm x 520mm x 485 mm
            H46              75 LITERS                                25 5/8 H x 201/2W x 19 1/8 D
---------------------------- ---------------------- ------------------------------------------------------------------

For Side Dry, add 5 15/16" (150mm)  For Double Side Dry, add 11 7/8" (300mm)
For Top Dry, custom sizes?          For Double Top Balcony, add 8 11/16" (220mm)


         Model Chosen:         B41

         Type Chosen:
                 Built-in:    Yes      Stand Alone: Yes, approximately 53 units.

         Options:

         Basic                         Yes     Electronic LockYes

         Laid Down Bottles             Yes     Door Balconies   Yes

         Big Bottles on Balcony        ____    Interior Light   Yes

         Side Dry Section              ____    Top Dry Section  Yes

         Double Balcony                ____    Other _________


Additional Comments:

         Hotel staff upon authorization of the contract will provide additional information.

EXHIBIT 3.1(2)                      COMMERCIAL SURVEY REPORT


CONFIDENTIAL                                            __________________, 2003


--------------------------------------------------------------------------------
                               HOTEL QUESTIONNAIRE
--------------------------------------------------------------------------------

Following the Questionnaire a Feasibility Study and Revenue Projections will be produced.


--------------------------------------------------------------------------------

HOTEL:  __________________________   Managed by: _______________________________

Owned by: _____________________________________________________________________

Address:  ______________________________________________________________________

Location: (Downtown, Suburban, Airport, Resort Area, etc.) _____________________

New /Old Construction:____  Last Renovated in ______ Major Renovation Planned___

Tel:________________       Fax:______________                 Web Address_______

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Contact Person: _______________________     Position: ______________________

Tel:_______________        Fax:_____________         Email___________________

Contact Person: _______________________     Position: ______________________

Tel:_______________        Fax:_____________         Email___________________
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Hotel's Rank & Standing:  ___________________  (* Stars; Upscale; Deluxe...)

Direct Competitors:  ____________________________      _________________________

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Total Number of Rooms:     ___________

Number of Rooms by Type:      Suites: _____ Deluxe: _______        _________: __

----------- : ----------        ------------:  ----------------        ---------
--------------------------------------------------------------------------------

General Statistics & Market Demographics             CURRENCY:_____

--------------------------------------------------------------------------------

Yearly Average Occupancy in 2000:_______       Average Daily Room Rate in 2000:_

Yearly Average Occupancy in 2001:_______       Average Daily Room Rate in 2001:_

Yearly Average Occupancy in 2002:_______       Average Daily Room Rate in 2002:_

Projected Yearly Occupancy  2003: _______       Projected Daily Room Rate 2003:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Average Length of Stay :  ___________  days

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Market Demographics

Business: ____%       Individuals:   ____%           Domestic:  _____%

Leisure:  ____%       Groups:        ____%           European:  _____%

          ----        Airline Crews: ____%           USA:       _____%
          100%
                                  -------            Others:    _____%
                                      100%
                                                                -----
                                                                  100%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Labor Cost for a minibar attendant, including all benefits:

 _______  per Hour                   ____________  Average monthly


Any Union or Collective agreements ? ___________________________________________

Constraints & Restrictions relating to minibar attendants?  ____________________


--------------------------------------------------------------------------------
Does Hotel offer complimentary Mineral Water?:   ________       if Yes:

To all Guests ________? To a specific Room type & Type of Guest (members) ______

Every day or on check-in only?  ____________ Chain Policy or Hotel's own Policy?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Does Hotel offer  complimentary  Food & Beverage  amenities  other than  Mineral
Water?
--------------------------------------------------------------------------------


Does Hotel offer complimentary Coffee Service in the rooms? _____ all rooms? ___


--------------------------------------------------------------------------------
Does Hotel have Club Floors & Executive Floors where complimentary Food & Beverage are served? ______ if Yes, Location: _____________________ Service Hours from: ____ to:___

How many such Club-floors? ________     How many such Club-rooms?: __________

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Does Hotel Have Vending Machines? _______      If Yes, What is sold ____________

Yearly Revenues from Vending Machines  _________________________________________

Their Location(s): _____________________________________________________________

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Does Hotel have a preferred & exclusive vendor agreement with soft drinks & Beverage suppliers, Alcoholic Beverage Vendors? ___________________________


Any restrictions to sell Alcoholic Beverages in Hotel rooms: ___________________

Does Hotel have a special Liquor License? ______________________________________

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Does Hotel offer 24 Hours Room Service?  _______,   If not, Room Service Hours:

Price of mineral Water offered by Room Service: ________

Price of Cola / Diet Cola Product offered by Room Service: _________

Service Surcharge by Room Service:  ____________

Please attach a copy of the Room Service Menu
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Type of Property Management System (PMS) used by the Hotel: ____________________

Type of TV & Pay TV & Video on Demand system used by Hotel: ____________________

Type of door-lock system / Access Control to guest-rooms: ______________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Minibars currently installed in the Hotel?

If Yes, Since ____ Type of minibar _________ Number of minibars: ________

Minibars are in armoires? ___________   Standalone Units? ___________

Location of minibars in the Rooms:  ___________________________________________


Average minibar Sale per Occupied Room per Day,  current  Year___  Previous
Year ___

Average minibar Sale per Available Room per Day, current Year_______ Previous Year _______

Allowance &  Rebates, current Year:  _______ %       Previous Year: ______ %

Cost of Goods, current Year:  ________ %        Previous Year:  ______ %

Department in charge of minibar refills: ______________________________________

Number of minibar attendants: _______   When do they refill / how often: _______


Please attach your current Minibar Menu
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Dedicated Office & Storage Space for Outsource Operator (1 room or 2 separate rooms)
Need minimum 25 square meters for up to 400 rooms Hotel
Need minimum 35 square meters for up to 800 rooms Hotel

Location(s) offered: _________________________________________________________


Access to Service Elevators: _______________   Access to Supplies: ___________

Air-conditioned: __________   Phone Lines (Internal / External): _____________

Locks / Security / Access to rooms(s) ________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Any difficulties to access any of the floors / rooms with the refill trolley?:__

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
What type of pagers / beepers is the Hotel using: __________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Hotel's "no-credit"/"no-extras" policy for certain groups/day-use/Aircrews, etc.

How extensive is this?;  what specific groups?: ________________________________

--------------------------------------------------------------------------------

Exhibit 3.2a



                                FORM OF DETAILED
                             TECHNICAL SURVEY REPORT


Report and Recommendations following a detailed, room by room technical survey of ________________________________ Hotel.



--------------------------------------------------------------------------------



                    Attach form of detailed technical Survey




--------------------------------------------------------------------------------




In the event that the Detailed Technical Survey Report will be judged by Bartech to be identical to the General Technical Preliminary Survey Report, that Bartech has already delivered to HOMI, Bartech will inform HOMI, in writing, of the fact that the rooms & room types / furniture / wiring infrastructure, are identical in all rooms & room types, and remain unchanged since the Preliminary Technical Survey and therefore there is no need to conduct an additional detailed, room by room survey.


--------------------------------------------------------------------------------
                       Written notice from Bartech to HOMI
--------------------------------------------------------------------------------

Exhibit 3.2c

                                     SAMPLE
                          OUTSOURCE SERVICES AGREEMENT




--------------------------------------------------------------------------------
                                 Attached hereto
--------------------------------------------------------------------------------



A sample form of the kind of Outsource Services Agreement which HOMI may enter into with Hotels is attached hereto, is confidential and for Bartech's eyes only

COFIDENTIAL
                                                         _________________, 2003







                 INSTALLATION AND OUTSOURCE OPERATION AGREEMENT




                                 BY AND BETWEEN


      HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC. (European Subsidiary)


                                       AND


                                     (HOTEL)

                           --------------------------

                 doing business as _____________________________





                          DATED ______________________

                                TABLE OF CONTENTS


SECTION NUMBER AND HEADING                                                                              PAGE
--------------------------                                                                              ----
1.     Definitions and Construction........................................................................1

       1.1    Defined Terms................................................................................1
       1.2    Preamble and Attachments.....................................................................3
       1.3    Construction.................................................................................3

2.     Representations and Warranties of the Parties.......................................................3

       2.1    Mutual Representations and Warranties........................................................3
       2.2    Representations and Warranties of the Hotel..................................................4
       2.3    Representations and Warranties of the Company................................................4

3.     Installation of the Units...........................................................................4

       3.1    Type of Installation.........................................................................4
       3.2    Date of Installation.........................................................................5
       3.3    Acceptance of Units..........................................................................5
       3.4    PMS Interface................................................................................5
       3.5    Undertakings by the Hotel....................................................................5

4.     Maintenance and Operation of the Units..............................................................6

       4.1    Maintenance..................................................................................7
       4.2    Operation....................................................................................7
       4.3    Operators....................................................................................8
       4.4    Undertakings by the Hotel....................................................................8
       4.5    Manual Posting...............................................................................9

5.     The Products.......................................................................................10

       5.1    Nature of Products..........................................................................10
       5.2    Agreed Price of Products....................................................................10
       5.3    Alcoholic Beverages.........................................................................10

6.     Promotion..........................................................................................10

       6.1    Active Promotion............................................................................10
       6.2    Passive Promotion...........................................................................10

7.     Consideration; Revenue Sharing.....................................................................11

       7.1    Revenue Sharing.............................................................................11
       7.2    Method of Payment...........................................................................12
       7.3    Deductions from Gross Revenue for Calculation of Net Revenue................................12
       7.4    Reports and Accounts........................................................................14
       7.5    Fundamental Condition.......................................................................14

SECTION NUMBER AND HEADING                                                                              PAGE
--------------------------                                                                              ----
8.     Term and Termination...............................................................................14

       8.1    Initial Term................................................................................14
       8.2    Subsequent Terms............................................................................14
       8.3    Changes in Hotel Management or Ownership....................................................15
       8.4    Termination for Cause.......................................................................15

9.     Purchase Option....................................................................................16

       9.1    Exercise of Purchase Option.................................................................16
       9.2    Option Price................................................................................16
       9.3    Effect of Exercise..........................................................................16
       9.4    Expiry of Purchase Option...................................................................17

10.    Proprietary Rights.................................................................................17

       10.1   Confidentiality and Ownership...............................................................17
       10.2   No Grant of Rights..........................................................................17

11.    Limited Warranty...................................................................................17

       11.1   Warranty....................................................................................17
       11.2   No Other Warranty...........................................................................17

12.    Miscellaneous......................................................................................18

       12.1   Notices.....................................................................................18
       12.2   Retention of Title..........................................................................18
       12.3   Insurance...................................................................................18
       12.4   Adjustment of Quantity of Units.............................................................19
       12.5   Rights of Company Representatives...........................................................19
       12.6   Assignment..................................................................................19
       12.7   Entire Agreement............................................................................19
       12.8   No Joint Venture or Partnership.............................................................19
       12.9   Further Assurances..........................................................................20
       12.10  Amendments, Modifications...................................................................20
       12.11  Severability................................................................................20
       12.12  Failure or Delay............................................................................20
       12.13  Governing Law and Jurisdiction..............................................................20
       12.14  Counterparts; Facsimile Signatures..........................................................20

                                     DRAFT

THIS INSTALLATION AND OUTSOURCE OPERATION AGREEMENT, dated as of __________ o, 2003 (this "Agreement"), by and between HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC., (European Subsidiary) _____________________ (the "Company") and ___________________, ("______________") doing business as
__________________,  of ____________________  (the "Hotel") (each of the Company and the Hotel a "Party" and collectively the "Parties").


                                   WITNESSETH:

WHEREAS,

(A) _______ is the manager and operator of the Hotel, and has been duly authorized by the Hotel owner to enter into this Agreement as its agent for and on its behalf, such that the Hotel will be bound by this Agreement for all intents and purposes as if it had executed the Agreement itself and the obligations of the Hotel herein shall be deemed joint and several obligations of _______ and the Hotel; and

(B) The Hotel has requested that the Company install, maintain and operate the Units (as defined below) in the Hotel, pursuant to the terms hereof; and

(C) The Company is willing to install, maintain and operate the Units in the Hotel, pursuant to the terms hereof, and shall purchase the Units solely for this purpose; and

(D) The Parties wish to enter into this Agreement in order to set forth their mutual understandings and undertakings in relation to the installation, maintenance and operation of the Units in the Hotel.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       Definitions and Construction

1.1      Defined Terms

         The following terms used in this Agreement shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

"Agreed  Price"  shall have the  meaning  ascribed  to such term in Section  5.2 below.

"Agreement" shall have the meaning ascribed to such term in the Preamble.

"Approved  Discount Upper Limit" shall have the meaning ascribed to such term in
Section 7.3.5 below.

"Approved  Discount"  shall have the  meaning  ascribed  to such term in Section
7.3.3 below.

"Approved  Rebate Upper  Limit" shall have the meaning  ascribed to such term in
Section 7.3.2 below.

"Approved Rebate" shall have the meaning ascribed to such term in Section 7.3.1 below.

"Business Day" means any regular working day that is not Saturday, Sunday, a legal holiday or other day on which banks are required to be closed in
____________________.

"Cabinets" shall have the meaning ascribed to such term in Section 3.1.1 below.

"Company Computer" means the Company's computers located in the Office (as defined below).

"Company's Share" shall have the meaning ascribed to such term in Section 0 below.

"Company" shall have the meaning ascribed to such term in the Preamble.

"Discount Sales" shall have the meaning ascribed to such term in Section 7.3.4.1 below.

 "Employee  Discount  Sales"  shall have the  meaning  ascribed  to such term in
Section 7.3.4.2 below.

"Energy Costs" shall have the meaning ascribed to such term in Section 4.4.9 below.

"First  Installation  Date"  shall  have the  meaning  ascribed  to such term in
Section 3.2 below.

"Gross Revenue" means all revenue on the basis of the Product (as defined below) billing data recorded by the Company Computer, calculated on the basis of consumption of Products, multiplied by the Agreed Price for those Products, before deduction of Approved Rebates and/or Approved Discounts.

"Hotel's Share" shall have the meaning ascribed to such term in Section 0 below.

"Hotel" shall have the meaning ascribed to such term in the Preamble.

"_______" shall have the meaning ascribed to such term in the Preamble.

"Incorporation Documents" means the documents by which the specified Party establishes its legal existence or which govern its internal affairs.

"Industry Standards" shall have the meaning ascribed to such term in Section 4.1 below.

"Initial  Term"  shall have the  meaning  ascribed  to such term in Section  8.1 below.

"Injured Party" shall have the meaning ascribed to such term in Section 8.4 below.

"Installation"  shall have the  meaning  ascribed  to such term in  Section  3.1 below.

"Interface" shall have the meaning ascribed to such term in Section 3.3 below.

"Maintenance  and  Operation"  shall have the  meaning  ascribed to such term in
Section 4 below.

"Malfunction  Notice"  shall have the  meaning  ascribed to such term in Section
4.4.1 below.

"Manufacturer's  Warranty"  shall  have the  meaning  ascribed  to such  term in
Section 11.1 below.

["Measurement  Period"  shall have the meaning  ascribed to such term in Section
7.1.1.1 below.]

["Net  Revenue  Bonus  Target"  shall have the meaning  ascribed to such term in
Section 7.1.1.1 below.]

"Net Revenue" means Gross Revenue, less Approved Rebates and/or Approved Discounts.

"Office" shall have the meaning ascribed to such term in Section 3.5.4.1 below.

"Operators" shall have the meaning ascribed to such term in Section 4.3.1 below.

"Option Assets" shall have the meaning ascribed to such term in Section 9 below.

"Option  Price"  shall have the  meaning  ascribed  to such term in Section  9.2 below.

"Option Station" shall have the meaning ascribed to such term in Section 9.1.1 below.

"Party" shall have the meaning ascribed to such term in the Preamble.

"PMS" shall mean the property management system employed by the Hotel.

"Products" shall have the meaning ascribed to such term in Section 5.1 below.

"Purchase Option" shall have the meaning ascribed to such term in Section 9 below.

"Rooms" means rooms in the Hotel.

"Service Rooms" shall have the meaning ascribed to such term in Section 3.5.4.3 below.

"Start-Up Date" means the date of commencement of full operation of all the Units at the Hotel, following completion of Installation, which date shall be agreed upon in writing by the Parties prior to Maintenance and Operation commencing.

"Storage Room" shall have the meaning ascribed to such term in Section 3.5.4.2 below.

"Subsequent Term" shall have the meaning ascribed to such term in Section 8.2.1 below.

"Term of the Agreement" shall mean the entire term during which this Agreement remains in force, commencing with the date hereof and culminating on termination hereof.

"Turnkey  Installation Price" shall have the meaning ascribed thereto in Section
9.2 below.

"Unit Operation" shall have the meaning ascribed to such term in Section 4.2 below.

"Units" means _______ Bartech(TM) minibar units, whether free-standing or for cabinet installation, of the kind described in Exhibit 1.1 hereto.

"User" means anyone that uses the Units with a view to consuming Products offered for sale therein, including Hotel guests, employees etc. 1.2 Preamble and Attachments

         The Preamble to this Agreement, as well as any and all Exhibits, Appendices, Schedules or other attachments to this Agreement shall form an integral part hereof.

1.3      Construction

         The headings used in this Agreement are for convenience of reference only and will not be used in the construction of this Agreement. Any use of the word "including" in this Agreement shall be construed as meaning "including, without limitation", unless expressly stipulated to the contrary. All pronouns contained herein, and any variations thereof, shall be deemed equally to refer to the masculine, feminine or neutral, singular or plural, as the context may require.

2.       Representations and Warranties of the Parties

2.1      Mutual Representations and Warranties

         Each Party hereby represents and warrants to the other Party as follows, in recognition of the fact that the other Party is entering into this Agreement inter alia in reliance upon these representations and warranties:

         2.1.1 it is a duly incorporated and validly existing corporation in good standing under the laws of the Country of its incorporation, with all requisite power and authority (corporate and other) to own its properties and conduct its business.

         2.1.2 it has the corporate power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby; this Agreement has been duly and validly duly authorized by all necessary action, corporate or otherwise, on its part, and this Agreement constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms.

         2.1.3 delivery and performance by it of this Agreement, and the performance by it of its obligations hereunder, will not:

              2.1.3.1 conflict with or result in a breach of any of the provisions of its Incorporation Documents;

              2.1.3.2 contravene any law, rule or regulation of any jurisdiction to which it is subject, or any political subdivision thereof or therein, or any order, writ, judgment, injunction, decree, determination or award currently in effect, which, singly or in the aggregate, would have a material adverse effect on it;

              2.1.3.3 conflict in any respect with or result in a breach of or default under any agreement, contract or instrument to which it is a party or by which it or any of its properties may be affected or bound, such as would, singly or in the aggregate, would have a material adverse effect on it;

         2.1.4 it has fully examined all aspects of this Agreement and the transactions contemplated thereby and is not entering into it in reliance upon any representation of the other Party as to any prospects of profitability or commercial success of the venture, nor has it received any such representation.

         2.2 Representations and Warranties of the Hotel

         The Hotel hereby represents and warrants to the Company as follows, in recognition of the fact that the Company is entering into this Agreement inter alia in reliance upon these representations and warranties:

              2.2.1 it has ______ Rooms in which the Units are to be installed and will maintain _________ Units during the Term of the Agreement;

         2.3 Representations and Warranties of the Company

         The Company hereby represents and warrants to the Hotel as follows, in recognition of the fact that the Hotel is entering into this Agreement inter alia in reliance upon these representations and warranties:

              2.3.1  it  owns  rights  in   ______________________  to  install,
maintain and operate minibars manufactured by Bartech System International Inc.;

              2.3.2 all of the Units will be manufactured by Bartech System International Inc. and the Company is purchasing the Units solely for this purpose of performing its obligations herein.

3. Installation of the Units

3.1 Type of Installation

         The Hotel hereby requests from the Company, and the Company agrees, to install the Units in the Hotel, in whichever Rooms the Hotel shall specify in writing, as follows (the "Installation"):

         3.1.1 for Rooms which contain cabinets which are in satisfactory condition and working order and which are sufficiently ventilated for heat dispersion purposes ("Cabinets"), the Company shall install the Units in the Cabinets;

         3.1.2 in Rooms where there are no Cabinets, the Company will install free-standing Units. The Company will as far as possible match the color of the free-standing Units to compliment the existing Room furnishings. The color of the Cabinets shall be subject to _______'s prior approval.

3.2 Date of Installation

         The Company shall commence Installation at the earlier of ____________, or upon the expiry of 90 (ninety) days from the execution of this Agreement by both Parties (the "First Installation Date"), subject to the prior fulfillment of the Hotel's undertakings set forth in Section3.5 below. The Installation is scheduled to take between 10 and 15 Business Days, provided that it is not interrupted at the specific written request of the Hotel.

3.3  Acceptance of Units

         Within five (5) days of receiving notification from the Company of the installation of all the Units at the Hotel, Hotel shall notify Company, in writing, of any Units rejected due to a nonconformity or defect in terms of the specifications set forth in Exhibit 1.1. Company shall use its best efforts to remedy any such nonconformity or defect within thirty (30) days of receiving said written notification from Hotel. Failure of the Hotel to provide Company with notice of any such nonconformity or defect in any Units within said five
(5) day period shall be deemed acceptance by Hotel of the Units as being in good working order.

3.4      PMS Interface

         The Company will interface the Units with the PMS, via the Company Computer, subject to the Hotel providing the necessary assistance and support as set forth in Section 3.5.3 below, said interface to have the functions set forth in Exhibit 3.3 hereto (the "Interface"). The Interface developed by the Company will be the property exclusively of the Company; provided that any and all information, software, data, support and assistance that _______ provides to Company shall remain the exclusive property of _______.

3.5 Undertakings by the Hotel

         In connection with the Installation, the Hotel hereby undertakes to perform the following actions, to be completed no later than the First
Installation Date, in recognition of the fact that the Company will commence Installation only after the Hotel has duly fulfilled these undertakings:
3.5.1 to ensure that all Rooms in which it wishes the Company to install Units in cabinets, contain Cabinets, and to ensure that all Rooms, whether or not they have Cabinets, are equipped with the items set forth in Exhibit

         3.5.1 hereto;

         3.5.2 to remove any existing minibars from the Rooms;

         3.5.3 to obtain the consent and cooperation of the PMS supplier for the Interface, including for any requisite adaptation or addition of code or the like which the Company may perform and including in relation to the functions listed in Exhibit 3.3, of which the Hotel will furnish a copy in advance to the PMS supplier, and to pay any and all license fees or other charges of any kind due to the PMS howsoever in connection with said Interface; and to liaise between said supplier and the Company in order to ensure that the Company receives the supplier's cooperation to facilitate the Interface;

         3.5.4 to arrange and place at the Company's disposal, to remain at the Company's disposal throughout the Term of the Agreement, one or two air-conditioned rooms in the Hotel, of no less than 25 square meters in area, being connected to the Hotel's UPS line and having at least one internal and two external telephone lines (both of them long distance and international and able to carry a modem connection between the Company Computer and the Company's head office, with the expenses associated with such lines being paid by the Company), all the foregoing to be approved in advance by the Company, as follows:

              3.5.4.1 an office, for the purpose of housing and operating the Company Computer and other Company administration in connection with this Agreement, (the "Office"); the Office shall be located in the o Room on the o Level; and

              3.5.4.2 a storage room, for the purpose of storage of Products and Units and ancillary equipment, parts and fittings and the like, in connection with the Company's duties under this Agreement, (the "Storage Room"); the Storage Room shall be located in the o Room on the o Level;

              3.5.4.3 the Office and Storage Room (collectively, the "Service Rooms") will be placed at the Company's disposal, without charge, as an integral part of this Agreement and in order to facilitate the Company's performance of its obligations under this Agreement, and they shall not be deemed rented to the Company and no kind of lessor-lessee relationship shall subsist between the Hotel and the Company in connection thereto;

              3.5.4.4 the Company shall have the sole rights of access to the Service Rooms, which will have locks (of VingCard or equivalent type, which record entry data) to which the Company alone, or its representatives, shall have keys, provided however, that a special key to the Service Rooms shall be held by the Hotel, to enable access thereto in the case of emergency such as fire, flood or other similar emergency and the Hotel hereby agrees not to use such key for any other purpose and in any event only after it has made every reasonable effort to obtain the Company's advance written consent for such use; notwithstanding the foregoing, Hotel may access the Service Rooms to make non-emergency repairs and to maintain the Hotel, after coordination with the Company;

         3.5.5 to place at the Company's disposal a sufficient number of complimentary Rooms for the Company's technicians and representatives, to remain at the Company's disposal until completion of the Installation; Incidentals are specifically excluded from this Agreement; Company agrees to pay for room service, food & beverage, movies, laundry or other charges in connection with the room nights; the room nights are for standard rooms only and do not include suites or upgrades;

         3.5.6 in general to offer such other  assistance and cooperation as may
reasonably   be  required  in  order  to  assist  the  Company  to  perform  the
Installation in accordance with this Agreement.

4. Maintenance and Operation of the Units

The Hotel hereby requests from the Company, and the Company agrees to maintain and operate the Units, following the Installation, in the manner set forth in this Section 4 (the "Maintenance and Operation").

4.1 Maintenance

         The Company will maintain the Units, following the Installation, in accordance with the standards and practices which it customarily applies to luxury hotels around the world, and in accordance with the highest levels of arms-length service provided for this kind of product in the industry ("Industry Standards"), such maintenance and operation to include the repair or replacement, at the Company's discretion, of any malfunctioning Unit; to this end, the Company will stock sufficient spare parts, fittings and minibar units, so far as possible on premises, in the Storage Room; the Company shall be entitled, as a temporary measure, to install a manual minibar instead of any malfunctioning Unit that is undergoing repair. Notwithstanding the foregoing and for avoidance of doubt, it is hereby agreed that during hours when the Company's maintenance staff are not at the Hotel, or in the event of a User making direct application to the Hotel's Engineering Department with a complaint of Unit malfunction, the Hotel's Engineering Department will perform a basic inspection of the status of the Unit, such as ensuring that it is properly connected to the electricity and the like, and will issue the Company with a report of its findings. If the Unit is still malfunctioning, the Company will repair or replace the Unit in accordance with the provisions set forth in this Section 4.1 above.

4.2 Operation

         The Company will operate the Units, following the Installation, in accordance with the standards and practices which it customarily applies to luxury hotels around the world, and in accordance with Industry Standards and the Company will likewise comply with any and all applicable laws upon receiving written notice by the Hotel of applicable terms, such operation to include the following actions and procedures (the "Unit Operation"):

         4.2.1 Operators will, twice a day, subject to Company procedures and policies, on the basis of information received from the Units by the Company Computer, examine whichever Units have recorded consumption of Products or other pre-defined anomalies, in order to refill Products and/or check the Unit status, as applicable;

         4.2.2 once a day, the Company will perform a general accounts reconciliation with the Hotel's front desk or other designated staff, in which the Gross Revenue and Net Revenue data recorded in the Company Computer and the PMS will be reconciled, including the identification of Approved Rebates and Approved Discounts;

         4.2.3 in the event of Approved Rebates regularly exceeding the Approved Rebate Upper Limit, Company representatives will meet with Hotel representatives in order to discuss the matter and explore possible procedures which the Hotel could employ in order to keep Approved Rebates to a minimum (without in any way derogating from the provisions of Section 7.3.2 below);

         4.2.4 Operators will clean and service the Units as and when necessary;

         4.2.5 the Company will purchase the Products for stocking the Units, at its own expense, using suppliers of its choice, and will be responsible for ensuring that there are sufficient stocks of Products for the routine refill of the Units;

         4.2.6 if a User shall ask that Products be removed from the Unit in his Room (e.g. in order to use the minibar as a refrigerator), the Company shall, at the Hotel's request, remove said Products as requested, for an agreed daily fee of EURO10 per room, or EURO30 per stay of up to 1 week, which fee will be deemed for all intents and purposes an integral part of the Gross Revenue;

4.3 Operators

         4.3.1 The Maintenance and Operation shall be performed by the Company by means of Unit operators who will be trained by the Company to perform their respective duties (the "Operators"). The Company undertakes at all times to engage such Operators as are necessary to enable the Company to perform the Maintenance and Operation and the Company Computer. It is agreed that the Hotel will have the right, upon its written request, to interview potential Operators, prior to their being hired, and will be entitled to veto the recruitment of any given candidate, for justified reasons which it must provide in writing to the Company.

         4.3.2 The Operators shall be Company employees and no employer-employee relations shall subsist between the Operators and the Hotel. The Operators' terms of employment (including wages, dismissal etc.) shall be determined by the Company, provided however that these terms shall be in line with the _____________ Employee Handbook.

         4.3.3 The Company undertakes to cause the Operators to conduct themselves in accordance with the written rules and regulations issued by the Hotel in respect of Hotel employees, mutatis mutandis. The Company agrees, to the extent so permitted under the applicable terms of employment, to dismiss any Operator who, according to written and substantiated notification delivered to the Company by the Hotel, has behaved in material contravention of Hotel procedure.

         4.3.4 The Operators shall wear the customary uniforms which are worn by employees of the Hotel.

         4.3.5 The Hotel has granted its consent that the Company be permitted, but not obliged, to engage, as Operators, existing employees of the Hotel (whether full-time or part-time employees), without in any way derogating from the other provisions of this Section 4.3 above, and, all things being equal, the Company will give this matter favorable consideration, on an ad hoc basis.

         4.4 Undertakings by the Hotel

         In connection with the Maintenance and Operation, the Hotel hereby undertakes to perform the following actions, as of completion of the Installation, in recognition of the fact that the Maintenance and Operation will be dependent inter alia upon the Hotel's performing these actions:

              4.4.1 to ensure that at all times no less than 5 manual minibars will be available to the Company,

              4.4.2  to  provide  the  Company  with   written   notice  of  any
malfunctioning Unit, as soon as possible after becoming aware of such malfunction, in order to facilitate the repair or replacement of such Unit by the Company as set forth in Section 4.1 above (a "Malfunction Notice");

              4.4.3 to allow and facilitate, at least twice a day if so requested by the Company or an Operator, and for a reasonable period of time, access by the Operators to the Rooms, for the purposes set forth in Section

              4.2.1 above, except when the User has demanded not to be disturbed; if the Operators have no access to any given Room, due to do-not-disturb, for more than 24 consecutive hours, the Hotel's Guest Relations department will notify the User and request his permission to refill the Unit and will coordinate with the Operators as necessary;

              4.4.4 if the Company should so request - to facilitate the purchase of Products by the Company from the Hotel's general suppliers, at the Hotel's prices and terms, or to supply Products directly to the Company at the Hotel's prices and terms;

              4.4.5 to provide the Company with prompt notice of any request to remove Products from Units and to provide the User with full information on the fee that will be charged for this service, all as provided in Section 4.2.6 above; at its discretion, the Hotel will be permitted, upon receipt of such request by a User, to instead provide the User with a manual minibar or refrigerator; it is likewise agreed that a special solution will be applied, with the Parties' mutual consent, regarding Rooms occupied by "aircrews" as it is recognized that guests of this kind often do not consume Products from the minibars and often remove Products from the Units in order to empty the Units for their personal use; in such cases the Parties will agree on mutually acceptable ways to charge the aircrews, or will lock the Units in their Rooms or find other mutually acceptable solutions;

              4.4.6 to provide the Company with the Operators' uniforms, in accordance with written requests to be delivered from time to time by the Company, each Operator to receive three sets of uniform which will be replaced from time to time as needed, and to clean these uniforms on a regular basis in accordance with standard Hotel policy; the Hotel will invoice the Company monthly for the actual cost of these uniforms and the laundry, in the amount of Euroo per Operator uniform delivered (Euroo for shirt; Euroo for pants) and Euroo per Operator uniform cleaned (Euroofor shirt; Euroo for pants), said prices subject to change from time to time upon written notice to the Company;

              4.4.7 to provide the Company, at its written request, for the Operators' benefit, with meals of the kind that the Hotel customarily provides to its own employees; the Hotel will invoice the Company monthly for the actual cost of meals that are in practice so requested and provided, in the amount of Euroo per day per Operator, said price subject to change from time to time upon written notice to the Company;

              4.4.8 to provide the Company with at least 2 complimentary pagers (beepers) for the Operators, by means of which the Company will be able to contact the Operators at all times;

              4.4.9 to make timely payment to the relevant third parties of all the direct costs and expenses of the Units' electricity and/or other forms of energy consumption in the Units' daily operation ("Energy Costs");

              4.4.10 to supply, at its own expense, the glasses, tray, bottle openers, shaker spoons, menus, promotional material and all other accessories related to the Units and to replace, at least once a day, any and all used glasses, menus and/or other accessories;

              4.4.11 to perform at its own expense, on behalf of both Parties, all the collection in respect of all sales of Products;

              4.4.12 in general to offer such other assistance and cooperation as may reasonably be required in order to assist the Company to perform the Maintenance and Operation in accordance with this Agreement.

4.5 Manual Posting

         If the automatic recording, posting and billing system shall at any time and from time to time be inoperative, whether as a result of a malfunction or other problem with the PMS, the Company Computer and/or the Interface, or for any other reason whatsoever, the Parties will cooperate with each other and take whatever action may be necessary in order to arrange for manual recording, posting and billing, until the automatic system returns to operation.

5.       The Products

5.1      Nature of Products

         The Units will be stocked with food and drink products from a list which the Company will prepare and update from time to time, with the Hotel's prior written approval (not unreasonably to be withheld) ("Products"), with a view to the Products being at all times of a type and standard appropriate for a luxury hotel. The Company shall elect which specific Products the Units shall be stocked with at any given time. Notwithstanding anything to the contrary herein, Company agrees to stock the Units with Products from companies that have entered into national agreements with Hotel (including, but not limited to a soft drink provider that is currently Pepsi-Cola), provided that the Company shall receive the same beneficial terms and conditions offered by said companies (subject to said companies' policies) to the Hotel for purchases of Products for the Hotel. Details of all such current agreements are set forth in Exhibit 5.1 hereto and the Hotel shall notify Company of any such agreements that are entered into after the date hereof.

5.2      Agreed Price of Products

         The price of the Products to be charged to the Users shall be mutually determined and revised by the Company and the Hotel from time to time, in advance and in writing, it being agreed that said price shall be determined inter alia taking into account prices charged by other luxury hotels that are equivalent to the Hotel, including the hotels: o, and likewise taking into account room-service menu prices for identical or equivalent items (the "Agreed Price").

5.3      Alcoholic Beverages

         (Liquor License ?)


6.       Promotion

6.1      Active Promotion

         6.1.1 The Hotel undertakes to provide written instructions and descriptions to the Users with respect to the operation and location of the Units, including a sticker on the Unit door. Such written instructions and descriptions shall be readily displayed in each Room or otherwise provided to Users. The Company shall design these instructions, with the Hotel's prior written approval (not unreasonably to be withheld) and the Company alone shall bear the design and printing costs of said instructions. The Hotel will allow the Company, and will facilitate, other promotional activities at the Company's request, all subject to advance coordination with the Hotel.

         6.1.2 Product menus, including Agreed Price data, will be supplied to all Rooms fitted with a Unit. The Hotel shall design and provide, at its sole expense, the cover/folder of the menu and the Company will provide, at its sole expense, the menu inserts listing the Products and Agreed Price data (to be updated from time to time in accordance with Section 5.2 above).

6.2 Passive Promotion

         6.2.1 The Hotel agrees not to provide its guests as standard policy with amenities related to soft drinks and mineral water, as this could be expected to have a prejudicial effect on consumption of Products from the Units. At the same time, it is understood that the Hotel may, from time to time, offer certain such amenities to its V.I.P guests and/or in accordance with promotional programs designated by _______'s Corporate Office, to be supplied by the Hotel and at its expense.

         6.2.2 The Hotel undertakes not to position any vending machines and/or soft drinks and/or snacks dispensers, or the like, anywhere at all on any floor on which Units are installed.

         6.2.3 For the avoidance of doubt, but without in any way derogating from the provisions of Section

         6.2.1 above, as may apply to present or future V.I.P./promotional programs, it is agreed that the Hotel may offer and sell, in the context of its room-service, all manner of foods, drinks, etc. without limitation, and may provide complimentary food and non-alcoholic beverages to _________ Club members, on Club floors, as per normal operation of the Hotel's _________ Club during Club hours, all for as long as the ________ Club (or a successor club operation) shall be in operation at the Hotel.

7. Consideration; Revenue Sharing

In consideration for the Installation and the Maintenance and Operation performed by the Company pursuant to this Agreement, the Hotel hereby undertakes to pay the Company the consideration set forth in this Section 7 below.

7.1      Revenue Sharing

         It is hereby agreed that all Net Revenue shall be distributed, on a monthly basis, in the following manner, and the Hotel hereby undertakes to pay the Company its prescribed share of the Net Revenue, as set forth below:

         7.1.1 commencing with the date hereof and throughout the Term of the Agreement, the Hotel shall retain 12% of all Net Revenue (the "Hotel's Share") and undertakes to pay the Company the remaining 88% of all Net Revenue (the "Company's Share"), subject to the following:

              7.1.1.1 if, during the first twelve (12) months of the Initial Term, or during any of the subsequent twelve (12) month periods throughout the Term of the Agreement (each of them a "Measurement Period"), the total Net Revenue for that Measurement Period exceeds Euro_____________.- (calculated on the basis of average daily Net Revenue of Euro2.00 per day x _____ Units) (the "Net Revenue Bonus Target 1"), then the Company undertakes to pay the Hotel, out of the Company's Share, a sum equal to a further 18% (total 30%) of any and all Net Revenue for that Measurement Period that is over and above the Net Revenue Bonus Target, said payment to be effected no later than thirty (30) days following the end of said Measurement Period, subject to all the Company's Share for that Measurement Period having been paid to the Company;

         Example:

              7.1.1.2 if, during the first twelve (12) months of the Initial Term, or during any of the subsequent twelve (12) month periods throughout the Term of the Agreement (each of them a "Measurement Period"), the total Net Revenue for that Measurement Period exceeds Euro_____________.- (calculated on the basis of average daily Net Revenue of Euro2.50 per day x _____ Units) (the "Net Revenue Bonus Target 2"), then the Company undertakes to pay the Hotel, out of the Company's Share, a sum equal to a further 5% (total 35%) of any and all Net Revenue for that Measurement Period that is over and above the Net Revenue Bonus Target 1, said payment to be effected no later than thirty (30) days following the end of said Measurement Period, subject to all the Company's Share for that Measurement Period having been paid to the Company;

              Example:

              7.1.1.3 if, during any Measurement Period, the total Net Revenue for that Measurement Period shall be below Euro___________.- (calculated on the basis of average daily Net Revenue of Euro1.5 per day x ___ Units), then the Hotel's Share for that Measurement Period shall be decreased to 8% of the Net Revenue for that Measurement Period, and the Hotel undertakes to pay the Company the difference between the Hotel's Share pursuant to Section 7.1.1 above and the adjusted Hotel's Share pursuant to this Section 7.1.1.3, said payment to be effected in the manner set forth in Section 7.2 below, no later than thirty (30) days following the end of said Measurement Period;

              Example:

7.2      Method of Payment

         The Hotel undertakes to pay the Company's Share to the Company, by means of wire transfer to a bank account which the Company will designate in writing, (plus VAT / Tax, if applicable), or by immediately payable company check made out to the Company or to the Company's order, in both cases no later than ten (10) days following the end of each calendar month, in respect of the Net Revenue for that month, against a corresponding invoice from the Company.

7.3      Deductions from Gross Revenue for Calculation of Net Revenue

         7.3.1 In the event of any query or dispute by a User as to the amount he has been charged for consumption of Products (i.e. the Gross Revenue recorded in relation to his use of a Unit), the Hotel shall be permitted to grant the User a rebate, at its discretion, provided however that for the rebate to be deemed an Approved Rebate, the Hotel must verify, record and validate the User's claims in accordance with directions which it will receive from the Company, and any such rebate must be approved and validated by the Hotel's Front Desk Manager or Supervisor (rebates which are verified, recorded, validated and approved in this manner shall be termed "Approved Rebates").

              7.3.2 Approved Rebates will be deducted from Gross Revenue and will not be included in the Net Revenue. Notwithstanding the foregoing, the Hotel hereby agrees to ensure that Approved Rebates in any given calendar month during the entire term of this Agreement will not exceed 3% of that month's Gross Revenue (the "Approved Rebate Upper Limit"). The Hotel further agrees that if, notwithstanding the foregoing and for whatever reason, the Approved Rebate Upper Limit is exceeded in any given month, then 50% of the Euro amount of any and all such excess will following calculation of the Company's Share, pursuant to Section 0 above, be deducted from the Hotel's Share and added to the Company's Share.

              7.3.3 The Hotel shall be entitled to conduct all types of promotions and/or discounts relating to consumption of Products including occasional complimentary discounts, discounts for large groups and/or discounts to preferred guests, provided however that for the discount to be deemed an Approved Discount, the Hotel must record and validate any and all such discounts and any such discounts must be approved and validated by the Hotel's Front Desk Manager or Supervisor (discounts which are recorded, validated and approved in this manner shall be termed "Approved Discounts").

              7.3.4 Approved Discounts will be deducted from Gross Revenue and will not be included in the Net Revenue. Notwithstanding the foregoing, the Hotel hereby agrees that: 7.3.4.1 for any Gross Revenue on which the Hotel grants an Approved Discount, other than in accordance with Section

              7.3.4.2 below, of 25% or more off the Agreed Price, including on-the-house offers (100% discount) (said portion of Gross Revenue, pre-Approved Discount, to be termed "Discount Sales"), the Hotel will, following calculation of the Company's Share pursuant to Section 7.1.1 above, deduct from the Hotel's Share and add to the Company's Share a further 75% of the Euro amount of all such Discount Sales; and

              7.3.4.2 for any Gross Revenue on which the Hotel grants to its employees an Approved Discount of more than 40% off the Agreed Price, including on-the-house offers (100% discount) (said portion of Gross Revenue, pre-Approved Discount, to be termed "Employee Discount Sales"), the Hotel will, following calculation of the Company's Share pursuant to Section 7.1.1 above, add to the Company's Share a further 60% of the Euro amount of all such Employee Discount Sales.

              7.3.5 The Hotel hereby agrees to ensure that, in every month throughout the Term of the Agreement , at least 85% of all sales of Products will be made at the Agreed Price and will not be granted any Approved Discount. The Hotel further agrees that if, notwithstanding the foregoing and for whatever reason, Approved Discounts are granted in any given month on more than 15% of all sales of Products (the "Approved Discount Upper Limit"), then, at the Company's election at its sole discretion, either (i) any Approved Discount, of any amount, granted after the Approved Discount Upper Limit is exceeded will be treated as Net Revenue, for distribution among the Parties in accordance with
Section 7.1.1 above, or (ii) all discount sales in excess of the Approved Discount Upper Limit will be treated as Discount Sales, in the manner set forth in Section 7.3.4.1 above.

              7.3.6 Any and all rebates, discounts or other deductions, other than Approved Discounts and Approved Rebates, which the Hotel grants to Users, will not be deducted from Gross Revenue and will therefore be included in the Net Revenue and will be fully taken into account when calculating the Company's Share.

7.4      Reports and Accounts

         7.4.1 The Company will furnish to the Hotel the monthly sales reports which are generated by the Company Computer, in a form of the Company's design, within five (5) days following the end of each calendar month, in respect of Gross Revenue and Net Revenue for that month, following accounts reconciliation pursuant to Section 4.2.2 above, and including details of the Hotel's Share, the Company's Share and any other pertinent information requested in writing by the Hotel. A sample monthly report is attached as Exhibit 7.4.1 hereto.

         7.4.2 Each Party shall have the right and shall afford the other Party with the opportunity, at reasonably frequency, to inspect and examine all aspects of the accounting related to calculation of the Gross Revenue and Net Revenue. It is presently anticipated that this shall occur on a quarterly basis.
7.5 Fundamental Condition

         The provisions of this Section 7 are fundamental to the entire Agreement and the Company is entering into this Agreement wholly in reliance upon the Hotel's fulfilling all of its undertakings herein in a timely fashion. Any material breach by the Hotel of the provisions of this Section 7 above, including non-payment of the Company's Share for two (2) consecutive months, tardy payment of the Company's Share on three (3) consecutive occasions in any twelve (12) month period, and/or any other action or omission on the part of the Hotel which prevents, or substantially hinders the Company's performance of its obligations under this Agreement, shall be deemed to be a material breach of this Agreement and the provisions of Section 8.4 below shall apply.

8. Term and Termination

8.1 Initial Term

         This Agreement shall enter into force upon its execution by both Parties hereto and shall remain in force for an initial term culminating on the expiry of nine (9) years (one hundred and eight calendar months) from the Start-Up Date (the "Initial Term"). In the event the parties fail to agree in writing as to the Start-Up Date, then the Initial Term shall culminate nine (9) years and three (3) months from the date of full execution of this Agreement.

8.2 Subsequent Terms

              8.2.1 At the end of the Initial Term, if the Hotel has not exercised the Purchase Option, this Agreement shall automatically continue until terminated by either Party upon ninety (90) days prior written notice ("Subsequent Term").

              8.2.2 If the Hotel does not exercise the Purchase Option during the Initial Term or the Subsequent Term then upon termination by either Party, the Company shall remove all the Option Assets and the Company Computer from the Hotel, at the Company's sole expense and will vacate the Service Rooms leaving them in the same state of repair in which it received them, subject to reasonable wear and tear. The Hotel will, no later than the date of termination of this Agreement, pay to the Company the Company's Share for the last month immediately preceding termination and the Parties will have no claims against each other howsoever in respect of said termination.

8.3      Changes in Hotel Management or Ownership

         8.3.1 In addition to any right which a Party may have to terminate this Agreement, whether in accordance with the provisions of this Agreement or by law, it is hereby agreed that if the Hotel ceases to be operated and managed by _______, then the Hotel must notify the Company in writing of such within ten
(10) days of its occurring, and the Company shall then be entitled to terminate this Agreement, at its discretion, by means of written notice to be delivered to the Hotel within sixty (60) days of receiving said written notice from the Hotel. In such event, the Agreement will terminate upon the expiry of the fourth calendar month after the date of said notice by the Company, whereupon the Company shall remove the Units and all other equipment related to the Maintenance and Operation and, following payment to the Company of the Company's Share for the last month immediately preceding termination, the Parties will have no claims against each other howsoever in respect of said termination.

         8.3.2 Changes of any kind in the ownership and/or management of the Hotel shall not have the effect of altering any terms of this Agreement, nor shall they give the Hotel, the owners or any other party the right to alter or terminate this Agreement other than in accordance with its terms (if at all) and the Hotel shall not invoke any claims of force majeure or change of circumstances or the like based solely on a change in management and/or ownership. Any new Hotel owner shall assume the obligations hereunder in writing. Notwithstanding the foregoing, any assignment of rights or obligations by the Hotel will be subject to the provisions of Section 12.6 below.

8.4 Termination for Cause

         In the event of a material breach of this Agreement by either Party, which is not remedied by that Party within 30 days of receipt of a written notice by the second Party (the "Injured Party"), the Injured Party shall be entitled to terminate this Agreement forthwith and with immediate effect. In such event, the Injured Party shall be entitled to the appropriate remedies and relief pursuant to applicable law, provided however that if the Injured Party elects to terminate this Agreement in the wake of such breach, then the Injured Party must elect one of the following two remedies, whereas the other Party will be obliged and bound to act in accordance therewith:

EITHER:

              8.4.1 to terminate this Agreement, whereupon the Hotel must immediately purchase all the Option Assets from the Company, at a price equal to the Option Price, adjusted proportionally to take into account the date of said termination in relation to the immediately preceding and immediately following Option Stations, with title therein and thereto passing to the Hotel upon said payment being effected, where said price will be deemed to be: (i) at the Start-Up Date - 110% of the Turnkey Installation Price, (ii) at the end of the twelfth (12th) month following the Start-Up Date - 100% of the Turnkey Installation Price, (iii) at the end of the twenty-fourth (24th) month following the Start-Up Date - 90% of the Turnkey Installation Price and (iv) at the end of each subsequent twelve (12) month period, the price shall continue to decrease by 10% of the Turnkey Installation Price (i.e. 80% after 36 months, 70% after 48 months etc.), and further where the price as set forth in this Section 8.4.1 will be increased by 10% if the Company is in Injured Party and reduced by 10% if the Hotel is the Injured Party; OR:

              8.4.2 to terminate this Agreement, whereupon the Company must remove all the Option Assets and Company Computer from the Hotel and vacate the Service Rooms leaving them in the same state of repair in which it received them, subject to reasonable wear and tear;

         where, in both cases, the Hotel must, at termination, complete the payment to the Company of any Company's Share that may be due and outstanding in relation to any and all months up to termination. Without limitation, the following shall also be grounds for termination with cause: (a) the dissolution, liquidation, or termination of the existence of Hotel or Company; (b) the appointment of a trustee or receiver for Hotel or Company for a substantial part of the property of either of them, or for the Units; or (c) the making of any assignment for the benefit of creditors, whether voluntary or involuntary, by Hotel or Company or the filing of any petition by or against Hotel, Company or any guarantor, as the debtor, under the U.S. Bankruptcy Code or any other federal, state, or other laws providing a debtor relief with respect to its creditors, all the foregoing such as are not dismissed within sixty (60) days after initiation.

9.       Purchase Option

The Hotel shall, during the Initial Term and the Subsequent Term, have an option to purchase all, but no less than all, of the Units, together with the Interface and all other equipment set forth in Exhibit 9.2 hereto, all the foregoing on an "as is" basis, in their actual condition at that time (the "Option Assets"), in the manner set forth in this Section 9 below (the "Purchase Option").

9.1      Exercise of Purchase Option

         9.1.1 At the end of the thirty-sixth (36th) month following the Start-Up Date and at the end of each twelfth (12th) month thereafter, or at any time during the Subsequent Term (each, an "Option Station"), the Hotel shall have the option to purchase the Option Assets, against payment of the Option Price.

         9.1.2 Exercise of the Purchase Option will be by means of delivery to the Company of a written exercise notice, to reach the Company no less than ninety (90) days prior to the relevant Option Station, and payment of the Option Price to the Company, by wire transfer to the bank account designated in writing by the Company, to be received by the Company no later than the relevant Option Station.

9.2 Option Price

         At the first Option Station, the option price shall be 80% of the price termed the "Turnkey Installation Price" in Exhibit 9.2 hereto (the "Turnkey Installation Price"), at the second Option Station the option price shall be 70% of the Turnkey Installation Price, at the third Option Station the option price shall be 60% of the Turnkey Installation Price, at the fourth Option Station the option price shall be 50% of the Turnkey Installation Price, at the fifth Option Station the option price shall be 40% of the Turnkey Installation Price, at the sixth Option Station the option price shall be 30% of the Turnkey Installation Price, at the seventh Option Station the option price shall be 10% of the Turnkey Installation Price, and at the final Option Station (in the Subsequent
Term) the option price shall be one Euro (Euro1.00) (each of the aforementioned option prices, in relation to its respective Option Station, shall be termed the "Option Price").

9.3      Effect of Exercise

         If the Hotel  exercises the Purchase Option in accordance with Sections
9.1 and 9.2 above, including the due delivery of exercise notice and the actual payment in full of the Option Price, then, subsequent to said exercise, and following payment to the Company of the Company's Share for the last month immediately preceding the Option Station, title in and to the Option Assets shall pass to the Hotel on the date of the Option Station in respect of which the Purchase Option was exercised, free and clear of any liens, encumbrances or other third party rights of any kind, and this Agreement shall at that juncture terminate forthwith, with neither Party having any claim against the other howsoever in respect of said termination.

9.4      Expiry of Purchase Option
         In the event of the Purchase Option not being exercised in the manner set forth in this Section 9 above in the Initial Term or during the Subsequent Term, the Purchase Option shall become null and void. Likewise, any attempt to exercise the Purchase Option at one of the Option Stations, which is not performed in accordance with the provisions of this Section 9 and is not therefore consummated, will result in the voiding of the Purchase Option in respect of that Option Station, and the Purchase Option may not then be exercised until the subsequent Option Station.

10.      Proprietary Rights

10.1     Confidentiality and Ownership

         All manner of technical documents, information and/or specifications of a confidential nature which are furnished by one Party to the other Party shall remain the exclusive property of the disclosing Party and the receiving Party shall be obliged and hereby undertakes not to disclose it, in whole or part, to any third party (except as may be required by court order, subpoena or otherwise by law, subject to the disclosing Party having given notice to all other Parties of such disclosure requirement, immediately upon its becoming aware thereof), in any circumstances whatsoever, without the prior written consent of the disclosing Party, recognizing that any such disclosure could be expected to incur grave harm to the disclosing Party. Confidential information belonging to the Company specifically includes knowledge, data, information and expertise relating to the Maintenance and Operation. Notwithstanding anything to the contrary in this Agreement, neither Party shall be subject to any restriction of its rights or remedies by law in the event of breach of the provisions of this
Section 10 by the other Party. 10.2 No Grant of Rights

         Nothing in this Agreement shall confer upon the Hotel or _______ any rights, of any kind whatsoever, in or to any inventions, patents, trade marks, trade secrets and/or any other kind of intellectual property of any kind whatsoever and the Hotel's sole right under this Agreement will be to receive the Installation and the Maintenance and Operation subject to the terms and conditions set forth herein.

11.      Limited Warranty

11.1     Warranty

         The Units will be covered by the Limited Warranty of the manufacturer, Bartech System International Inc., a copy of which is attached as Exhibit 11.1 hereto (the "Manufacturer's Warranty"). Company represents and warrants that nothing in this Section 11 shall in any way derogate from or limit its duties and obligations under this Agreement, including the due performance of the Maintenance and Operation and the repair of Units as provided herein.

11.2     No Other Warranty

         THE MANUFACTURER'S WARRANTY IS IN LIEU OF ANY OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE EXPRESSLY EXCLUDED AND DISCLAIMED. NEITHER the company nor bartech system international inc. will be LIABLE FOR LOSS OF PROFITS, ANY SPECIAL, INCIDENTAL, or CONSEQUENTIAL DAMAGES WHICH MAY be SUSTAINed, or punitive Damages, even in the event of notice OF THE POSSIBILITY OF SUCH DAMAGES.

12.      Miscellaneous

12.1     Notices

         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by messenger, transmitted by facsimile or mailed by registered or certified mail, postage prepaid, as follows, and will be deemed to have reached their destination within 5 business days of being deposited with the Post Office for dispatch as registered mail (10 business days in the case of air mail), upon actual delivery when delivered by hand, and upon receipt of the recipient's confirmation of receipt when sent by facsimile:

         If to the Company, to:

         -------------------------------------------

         -------------------------------------------
         Attention:
                    --------------------------------
         Fax:
              --------------------------------------

         If to ______________ or the Hotel, to:

         -------------------------------------------

         -------------------------------------------
         Attention:

         Fax:

12.2     Retention of Title

         Title in and to the Units shall remain with the Company, or its funders, as applicable, at all times, unless and until the Units are purchased by the Hotel, if at all, in accordance with the provisions of this Agreement. Title in and to the Products shall remain with the Company until their actual sale to Users. Upon a sale of the Units to Hotel in accordance with this Agreement, Company shall transfer title to Hotel and process any documentation necessary to effectuate such transfer.

12.3     Insurance

         12.3.1 The Company shall carry and maintain Workers' Compensation Insurance in statutory amounts to cover Company employees and Comprehensive General Liability Insurance endorsed to include products and completed operation and contractual liability in a minimum amount of One Million Euros (Euro1,000,000) combined single limit. Such Comprehensive General Liability Insurance shall state that _______ _____________, and its members are named as additional insureds under the above policies and such insurance shall be primary and not contributory with the Hotel's insurance. Each policy of insurance shall provide that it may not be changed or cancelled without at least thirty (30) days prior written notice to Hotel. Company shall furnish to Hotel a certificate of insurance evidencing such coverage prior to commencement of services hereunder.

         12.3.2 Hotel shall, at its expense, obtain and maintain insurance against all risks of loss, damage, theft or destruction of the Units caused by the perils found under a standard fire and extended coverage policy, which will give adequate coverage and a copy of which will be furnished to the Company within 7 days of its issue.

12.4     Adjustment of Quantity of Units

         In the event that the Hotel decides, by 30 days advance written notice to the Company, to close some of the Rooms and/or permanently remove Units from part of the Rooms and/or change the function of some of the Rooms such that they no longer function in the usual manner of the Rooms as at the date hereof, all of which instances being deemed for the purposes of this Agreement to render the Units in said Rooms non-operational, then, notwithstanding the removal and non-operation of said Units, each month's Net Revenue, for the remainder of the Term of the Agreement, will be increased by the sum which is the result of the formula: (NR / OU) x IU, where NR = Net Revenue that month, OU = operational Units that month, and IU = non-operational Units that month. 12.5 Rights of Company Representatives

         The Hotel hereby agrees that Company representatives, of which an initial list is attached as Exhibit 12.5 hereto, shall have the right to stay in the Hotel while on Company business for the Hotel, up to 12 nights per annum, on an entirely complimentary basis, subject to availability, and thereafter to a 50% discount (from "Rack Rate") on Rooms, following subject to provision of reasonable advance notice to the Hotel and subject to availability. The Company shall not have the right to accumulate or carry over to the following year room nights not used during any particular year.

  12.6   Assignment

         12.6.1 This Agreement shall bind and inure to the benefit of the Company and the Hotel and their respective successors, assigns, heirs and personal representatives. The Hotel shall be entitled to assign its rights and obligations under this Agreement, without the prior consent of the Company, provided that the Company's rights under this Agreement are not prejudiced by such assignment and providing the assignee first executes and delivers to the Company a copy of an assignment and assumption agreement and assumes all of the Hotel and _______'s obligations herein. The Company shall not be permitted to assign its obligations under this Agreement to any party other than an affiliate of the Company, without the prior consent of the Hotel, not unreasonably to be withheld. The Company is however specifically permitted to assign and/or encumber its rights under this Agreement, in whole or in part, including in relation to all or part of the Company's Share, to one or more third parties, at its discretion.

         12.6.2 Notwithstanding anything to the contrary in this Agreement, the Company shall be fully entitled to discharge some or all of its duties under this Agreement by means of sub-contractors engaged by the Company, provided however that this shall in no way derogate from the Company's obligations and liability towards the Hotel for the full and faithful fulfillment of its obligations and undertakings under this Agreement. Any and all sub-contractors shall be subject to the Hotel's prior approval, not unreasonably to be withheld. Nothing herein shall be construed to create a relationship between the Hotel and any sub-contractor.

12.7     Entire Agreement

         This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings between the Parties with respect thereto.

12.8     No Joint Venture or Partnership

         Nothing in this Agreement shall be construed as creating a joint venture or partnership between the Parties and neither Party shall act as agent or representative of the other for any purpose and independent contractor relations alone shall subsist between the Parties under this Agreement.

12.9     Further Assurances

         Each Party shall take all reasonable steps so as to facilitate and cooperate with respect to the performance of the other Party's obligations under this Agreement.

12.10    Amendments, Modifications

         The terms and provisions of this Agreement may not be modified or amended except pursuant to a written instrument executed by both Parties.

12.11    Severability

         It is the desire and intent of the Parties that the provisions of this Agreement be enforced to the fullest extent permissible by law. Accordingly, in case any provision of the Agreement shall be declared invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and shall continue in full force and effect and the Parties will cooperate in order to implement an arrangement which is as close as possible to the arrangement as set forth in any provision so declared invalid, illegal or unenforceable.

12.12    Failure or Delay

         No failure or delay on the part of any Party in exercising any right and/or remedy to which it may be entitled hereunder and/or by law shall operate as a waiver by that Party of any right whatsoever. No waiver of any right under this Agreement shall be deemed as a waiver of any further or future right hereunder, whether or not such right is the same kind of right as was waived in a previous instance.

12.13    Governing Law and Jurisdiction

         This Agreement shall be deemed to have been made and concluded in _____________ and the construction, validity and performance of this Agreement shall be governed by the laws of ________________ without giving effect to the conflicts of law principles thereunder. By their execution hereof, the parties irrevocably agree to submit all disputes arising hereunder to the jurisdiction of the Courts of ________________________

12.14  Counterparts;   Facsimile Signatures

       This Agreement may be executed in two or more counterparts, in original or by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                 * Remainder of page left intentionally blank *

               IN WITNESS WHEREOF THE PARTIES HAVE EXECUTED THIS
                   AGREEMENT ON THE DATE FIRST ABOVE WRITTEN:



SIGNED for and on behalf of                                                )
-----------------------------------------                                  )

By                                                                         )

Its                                                                        )

Date                                                                       )


SIGNED for and on behalf of                                                )
_______ _____________ d/b/a _______________                                )

By                                                                         )

Its                                                                        )

Date                                                                       )

List of Exhibits to Installation and Outsource Operation Agreement


                          LIST OF EXHIBITS TO AGREEMENT




----------------------- --------------------------------------------------
Exhibit Number          Brief Description
----------------------- --------------------------------------------------
Exhibit 1.1             Description/Specifications of Units
----------------------- --------------------------------------------------
Exhibit 3.3             Interface Functions
----------------------- --------------------------------------------------
Exhibit 3.5.1           Hotel Undertakings
----------------------- --------------------------------------------------
Exhibit 5.1             National Agreements with Suppliers
----------------------- --------------------------------------------------

----------------------- --------------------------------------------------
Exhibit 7.4.1           Sample Monthly Report
----------------------- --------------------------------------------------
Exhibit 9.2             Turnkey  Installation  Price  /  List  of  Option
                        Assets
----------------------- --------------------------------------------------
Exhibit 11.1            Manufacturer's Warranty
----------------------- --------------------------------------------------
Exhibit 12.5            List of Company Representatives
----------------------- --------------------------------------------------

Exhibit 9.2 to Installation and Outsource Operation Agreement



                                   EXHIBIT 9.2


               Turnkey Installation Price / List of Option Assets



                                  [ overleaf ]


The Turnkey Installation Price defined in this Exhibit refers to the Unit having the specifications set forth in Exhibit 1.1. In the event of optional add-on features being added to Units, the Turnkey Installation Price, for all intents and purposes in this Agreement, will be increased accordingly.

================================================================================
Exhibit 4.3

General Terms and Conditions of Sale





                 Hotel Outsource Management International Inc.



                                  April 9, 2003






Submitted By

Bartech(R) EMEA

                                 SALES AGREEMENT
                           FOR A TURNKEY INSTALLATION



BY AND BETWEEN THE UNDERSIGNED:

* BARTECH EMEA ., located at 4 Rue du Port Aux Vins, 92150 Suresnes, France, represented by Leo Illouz duly authorized for the purposes hereof,

                  hereinafter referred to as the "Seller" or "Bartech"

                                                         party of the first part




AND:

* HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL INC., of 116 West, 23rd Street, Suite 500, New York, NY 10011 represented by Jacob Ronnel, duly authorized for the purposes hereof,

                  hereinafter referred to as the "Purchaser" or "HOMI"

                                                        party of the second part

PREAMBLE:

A. BARTECH is a company which specializes in the production and the marketing of refrigeration equipment that implements a highly technical electronic system, including a line of refreshment centers which are intended for use primarily in the hotel and cruise line industries.

B. The Purchaser has entered, or is negotiating entry, into an agreement the ("Outsourcing Agreement") with ______________________________ Hotel
         (the "Hotel"), under which HOMI undertakes to install, maintain and operate minibar units in the Hotel (the "Outsourcing Services").

C. The Purchaser wishes to provide the Outsourcing Services using the refreshment centers and the innovative electronic system of BARTECH as set forth in this Agreement.

D. In accordance with the offer attached hereto in Exhibit A, BARTECH has proposed and undertakes to supply a "turnkey" installation to the Purchaser, consisting inter alia of refreshment centers connected among themselves and to a central unit located in the Hotel all as set forth in this Agreement.

E. Under such conditions, the parties have negotiated with a view to the execution of this agreement.


NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:


ARTICLE 1                           SUBJECT OF THE AGREEMENT

1.1 The Seller hereby agrees to sell, to the Purchaser, which hereby accepts (i) the refreshment centers in the BARTECH line, as listed in Exhibit A attached hereto, which meet the technical specifications defined between the parties in Exhibit A, based on Purchaser's choice of minibar model(s) and on the Detailed Technical Survey Report attached hereto as Exhibits A1 and A2, respectively, which shall be deemed part of the Installation, and additional information supplied by the Purchaser (the "Products"), and (ii) the BARTECH electronic system described in Exhibit A attached hereto (hereinafter referred to as the "System"). The Products and the System are hereinafter collectively referred to as the "Turnkey System" (excluding Training).

1.2 The Seller hereby further agrees to grant, to the Purchaser, which accepts, a non-exclusive license to use the System's software, under the conditions specified below in Article 4.

                            ARTICLE 2 DELIVERY TIMES

The Seller shall deliver and install the Turnkey System in accordance with this Agreement commencing on _____________, or such other date as the Purchaser may request, in writing ("Initial Delivery Date"), and culminating no later than _____ days from the Initial Delivery Date. If the Purchaser delays the delivery times for the Products and for the installation at least 45 days before the delivery date scheduled, the Seller agrees to delay the delivery without specific conditions.
Whereas if the Purchaser delays the delivery less than 45 days before the delivery date scheduled by the Purchaser, then the Purchaser must accept the delivery of the Products and take at its charge the storage of these Products. The purchaser must pay in any case on the agreed original delivery date, based on the agreed payment terms (see below), 70% of the total amount of the sales contract, excluding the installation costs itself.
If the Purchaser is financing its installation by lease or rental, then he must sign a certificate of acceptance, in the form of the model attached hereto in Exhibit B, the latest 5 days following original delivery date.
In addition, if the delivery is delayed less than 14 days before the delivery date scheduled by the Purchaser, then the Purchaser must pay all expenses incurred by Bartech for the reservation and set up of travel plans for installers, to include re-ticketing/cancellation of airline reservations, etc..

Payment Terms: the Purchaser must pay 20% of the Price upon issuing the Purchase Order; an additional 50% of the Price upon delivery of all the Products to the Hotel's premises and commencement of the Installation by the Seller. The remaining 30% of the Price shall be paid following completion of the installation pursuant to Section 3.3 below.




                      ARTICLE 3 OBLIGATIONS OF THE SELLER

3.1 The Seller hereby agrees to deliver, to install and to start-up the Turnkey System at the Hotel's premises, at the location specified in Exhibit A hereto, including the complete and final installation of the Turnkey System in the Hotel, inclusive of all necessary hardware, software, applications, appliances and all other items as applicable, (excluding Training) in accordance with the agreed specifications, such that the Turnkey System is in full working order upon completion of said installation, and further including the full and complete installation of the System on HOMI' and/or the Hotel's computers at the Hotel, such that HOMI shall be in a position to commence the provision of full Outsourcing Services at the Hotel forthwith upon completion of the installation, without any interference being caused to Television, MATV, PayTV and/or any other systems in the Hotel (the "Installation").

3.2 The Seller hereby agrees to perform an on-site test to verify that the Turnkey System can perform its functions, in compliance with the technical specifications defined in Exhibit A attached hereto, and in order to verify that the Installation has been completed. The Seller shall be under no obligation whatsoever with regard to the length of the performance of such test, and for such reason, no penalty may be claimed from the Seller in such connection. The Seller will deliver to HOMI a written notice of completion of the Installation, forthwith upon the Seller being satisfied of such completion ("Notice of Completion").

3.3 The Seller acknowledges and is aware that, following delivery to HOMI of the Notice of Completion, HOMI will enable the Hotel to check the Installation for full functionality and suitability. Within 10 days of receiving the Notice of Completion, HOMI will deliver to the Seller, in writing, details of any defects or non-conformity in the Installation and the Seller will remedy any such defect or non-conformity within 10 days of receiving any such notice and will deliver a further Notice of Completion, whereupon the provisions of this Section 3.3 shall be re-applied, mutatis mutandis, until such time as the Installation is accepted as being free of defects or non-conformity, at which time a person designated by the Purchaser (the "Representative") must accept delivery of the Installation, by signing a certificate of acceptance, in the form of the model attached hereto in Exhibit B, and the Installation will be deemed completed.

3.4 Failing any response from the Purchaser, in accordance with the procedure specified above in Article 3.3, within a period of 30 days after delivery of the Notice of Completion, the Purchaser shall be deemed to have accepted its delivery without any reservations, even in the absence of any certificate signed by the parties.

                               ARTICLE 4 SOFTWARE

4.1 As of the payment for the Installation, in accordance with the provisions of Article 9 below, the Seller hereby agrees to grant to the Purchaser and the Hotel, for the longer of (i) the entire term of this agreement, (ii) the entire term of the Outsourcing Agreement, or (iii) for as long as the Turnkey System is in the Purchaser's possession, a non-exclusive license to use, at no charge, the software included in the System, for the sole purpose of operating and using the Installation and providing the Outsourcing Services. The use of the software shall be restricted exclusively to the Hotel's premises, as referred to in Article 3.1 above.

         In no event shall the Purchaser be entitled to make any copies whatsoever of such software (other than for backup purposes), insofar as such software shall remain the exclusive property of the Seller. In addition, the Purchaser hereby agrees not to make any modifications to the software. The term "modification" shall be understood to mean any changes, including but not limited to changes in the terminals, additions to and/or decreases in capacities or memories.

4.2 The Purchaser shall be eligible to receive upgrades, modifications and improvements to the software developed by the Seller, provided that it has executed an extended warranty or maintenance agreement with the Seller, and in accordance with the terms thereof.

                               ARTICLE 5 WARRANTY

5.1 Subject to the fulfillment of all the contractual obligations by the Purchaser, the Installation, to include hardware and software, shall be covered by a contractual warranty for a period of One Year as of the completion of the installation referred to above in Article 3.3. This Parts, No Labor warranty shall be expressly contingent on the maintenance and use of the Installation by the Purchaser in a proper and conforming manner; the Purchaser must thus use a due standard of care with regard to the Turnkey System. The Parties will, concurrently with the execution of this Agreement, further enter into an Extended Warranty/Maintenance Agreement Level 2, substantially in the form set forth in Exhibit ______ hereto (the "Extended Warranty"), under which, in accordance with its terms, Bartech will undertake to provide service and parts, as and when requested to do so by HOMI, for the Turnkey System and Installation, for the duration of the Outsourcing agreement with the Hotel, for the special, reduced-rate fee set forth in the Extended Warranty. Services to be provided under the Basic Warranty and/or the Extended Warranty shall be termed herein "Warranty Services".

5.2 For the purposes of the Warranty Services, the Seller hereby agrees as follows:

         (a) to make a telephone line available to the Purchaser, during Seller's normal business days and normal business hours, in order to be able to respond to all its requests for information during the warranty period;

         (b) to make a full inventory of spare parts available to the Purchaser, in order to allow it to directly make the repairs and to perform the routine maintenance on the Products. The spare parts thus made available to the Purchaser at no charge shall not include consumables. The term "consumables" shall be understood to include without being limited to the replacement parts due to wear and tear the joints, the hinges, the resistors, the aggregates, the bulbs and the fuses;

         (c) In the event that the Purchaser is unable to resolve on its own the difficulty thus encountered, the Seller shall provide corrective maintenance for the Installation and Turnkey System, on site and within ____ hours following the request from the Purchaser.

5.3 On the other hand, the warranty shall not apply and the Seller shall not assume any liability whatsoever by reason (i) of the unsuitability, if any of the specifications stipulated in Exhibit A hereto as compared to the needs of the Purchaser; (ii) of the abnormal wear and tear or improper use of all or part of the Turnkey System; and/or (iii) any damage caused by accidents, external and fortuitous events, negligence, lack of supervision or deficient maintenance attributable to the Purchaser.

                              ARTICLE 6 LIABILITY

6.1 The warranty described above in Article 5 sets out the entire warranty offered by the Seller. The liability of the Seller may in no event be claimed by the Purchaser in connection with any direct or indirect damage, financial loss, physical damage or contingent damage, including without being limited to any business interruption, deprivation of use and/or loss of profits, and/or any delays caused to or by the Installation. Notwithstanding the foregoing, the Purchaser shall be entitled to claim the Seller's direct liability where it can show that the established physical defect of the Installation is the result of the gross negligence of the Seller.

6.2 In any event, and where the Seller's liability is claimed in any connection whatsoever, and if a final and binding court decision has been issued, the damages that it may be required to pay must in no event exceed the price paid by the Purchaser for the Turnkey System, pursuant to this agreement.

6.3 Bartech represents and warrants that it owns or has the right to use, free and clear of all liens, claims and restrictions all intellectual property, of any kind, howsoever required and/or utilized in connection with the Turnkey System and/or the Installation ("Intellectual Property"). Bartech represents and warrants that, to the best of its knowledge, the Intellectual Property does not infringe upon or violate any right, lien, or claim of any third party. Bartech hereby undertakes to defend, indemnify and hold harmless HOMI and its affiliates, officers, directors, agents and employees from and against any and all actions, costs, claims, losses, expenses and/or damages, including reasonable attorneys' fees, arising out of or in any way incidental to allegations of patent, copyright, trademark or other intellectual property infringements howsoever in relation to the Turnkey System and/or Installation;

6.4 Bartech hereby undertakes to perform the Installation and supply the services with the greatest of care and to ensure that no damage, and only minimum inconvenience, if at all, is caused to the Hotel or any third parties, and likewise to ensure that all of its staff conduct themselves in a respectable and polite manner befitting the luxury status of the Hotel.



                             ARTICLE 7 MAINTENANCE

7.1 The terms for the routine preventive maintenance on the Turnkey System are described in the "BARTECH Maintenance Guide," a copy of which shall be supplied to the Purchaser at time of installation. Such maintenance services shall be performed directly by the Purchaser's personnel.

7.2 However, the Seller may be required to perform preventive maintenance services, during the warranty period, where the cause of the failures is attributable to a negligent error of the Seller.

         In such case, the Seller, at its sole discretion, shall select the type of remedy to be implemented. The Seller shall use its best efforts to perform such maintenance services in a satisfactory manner, but it shall offer no assurances that its work will allow the failures if any that may be encountered to be resolved, or that after its work, such failures will not reappear. In connection with the warranty, the Seller shall only be under an obligation to use its best efforts and not to achieve any specific results.



                     ARTICLE 8 OBLIGATIONS OF THE PURCHASER

In order to allow the Seller to perform its obligations hereunder in a satisfactory manner, the Purchaser hereby agrees to provide the Seller with any and all assistance that may be necessary, and in particular, with the assistance described below:

(a) The Purchaser must allow the Seller access to the Installation and to its maintenance records, to the extent necessary and following advance coordination.

(b) The Purchaser shall comply with the Terms and Conditions as specified in Exhibit A attached hereto.

(c) The Hotel will provide the wire/cable infrastructure to support the Turnkey System. Unless strictly specified in Exhibit A attached hereto, any upgrade and/or repair to the Hotel's cable/wire infrastructure as was in place prior to the Installation shall not be the responsibility of the Seller.

(d) The Purchaser hereby agrees (i) to always use the Turnkey System in accordance with the use guidelines, procedures, rules and instructions of the Seller, to maintain it properly and to provide the proper ventilation as defined by the Seller; (ii) not to change the environment of the location where the System is installed; (iii) not to move the Installation from the contractual location where it is installed, without having first secured the Seller's prior written authorization, except in cases of emergency or for its protection; (iv) not to modify the Turnkey System or add any accessories thereto; (v) not to perform any work directly on the Turnkey System, except in the case referred to above in Article 7.1; and (vi) to use consumables that are compatible with the Turnkey System.

                                ARTICLE 9 PRICE

9.1 In accordance with the attached offer, the sales price for the Installation and Turnkey System, including inter alia all Products, System, hardware, software and licenses, and shipping costs, has been defined as specified in Exhibit A attached hereto (the "Price").

9.2 The Purchaser must pay for the Turnkey System, at the net Price, without any further discount beyond the special discount already incorporated into the Price, under the terms and conditions specified in Exhibit A attached hereto.

9.3 Any amount that is not paid by the Purchaser on the agreed due date shall automatically bear interest for overdue payment, at the rate of 1.25% per month, without prejudice to the Seller's other rights and remedies. The payments may not be delayed for more than 60 days for any reason whatsoever.

                          ARTICLE 10 TRANSFER OF TITLE

10.1 Title to the Turnkey System shall only be transferred upon the payment in full of the Price, by the Purchaser. The payment shall only be deemed to have been made upon the actual collection of the Price by the Seller.

10.2 However, the risks shall be transferred to the Purchaser as of the delivery of the Installation per Section 3.3 above at the Hotel's premises, and the Purchaser hereby agrees to use a due standard of care in connection with its custody and protection, and to take out any and all insurance it deems appropriate, in its discretion, in order to cover damage and casualties that could be caused either to or by the Turnkey System.

10.3 Up until the full payment of the Price, the Purchaser shall not be entitled to pledge the Turnkey System or to use the Turnkey System in any manner whatsoever as collateral, other than in favor of any entity that has funded the purchase of the Turnkey System by the Purchaser, in whole or in part.

10.4 In case the Purchaser fails to pay all or most of the Price on its due date, the Seller, without forfeiting any of its other rights, shall be entitled to repossess the Turnkey System, at the expense and risks of the Purchaser.


                           ARTICLE 11 SUB-CONTRACTING

The Seller shall be entitled to sub-contract for all or part of its obligations in connection with this agreement, subject to compliance with the contractual terms and conditions. Any such sub-contracting shall not serve to release the Seller from its obligations.

                    ARTICLE 12 CONFIDENTIALITY AND PROPERTY

All the types of technical documents, details on the offer, general rules and special rules and specifications provided to the Purchaser by the Seller shall remain the exclusive property of the Seller. None of the information referred to above may be used or disclosed to any third parties other than to the Hotel and/or to the Purchaser's affiliates, in any connection whatsoever, without the Seller's prior written authorization.

                 ARTICLE 13 GOVERNING LAW ~ JURISDICTION CLAUSE

13.1 Arbitration All disputes that may arise under this Agreement, except for disputes which may necessitate extraordinary equitable or injunctive relief, that are not settled by parties themselves, shall be submitted to binding arbitration in France before the French Arbitration under its Commercial Rules then prevailing. The non-prevailing party shall pay all costs of arbitration, including each party's attorney's fees and the fees of the arbitrators.

13.2 Relationship of Parties. This Agreement does not constitute a partnership or joint venture between the Buyer and the Seller. Both parties acknowledge that the relationship shall be one of an independent contractor.

13.3 Governing Law. This Agreement and any dispute or claim arising under this Agreement shall be governed by the laws of France, without regard to principles of conflicts of law.

13.4 Jurisdiction. The parties hereby consent to personal jurisdiction in a court located in France. Service of process may be made by certified mail/return receipt requested or any other method of service of process authorized by law. Each party agrees that it shall not assert venue as a defense to any action or proceeding or make any argument based on principles of forum non conveniens or similar legal principles of doctrines.

13.5 No Waiver. Failure of any party to insist upon the strict performance of this Agreement, or a delay in exercising any remedy provided under this Agreement, shall not constitute a waiver of any rights, remedies, terms, conditions or provisions of this Agreement.


                      ARTICLE 14 MISCELLANEOUS PROVISIONS

14.1 This agreement constitutes the entire agreement between the parties in relation to its subject matter. It replaces and supersedes any other earlier agreements, whether oral or written, express or implied, that may have been made by and between the parties in relation to the same subject matter.

14.2 None of the parties to this agreement shall be deemed to be in default in the performance of this agreement in any case of force majeure or for any other cause beyond its reasonable control, including without being limited to in case of war, civil war, riot, shortages of supplies or any other event having the same nature.

14.3 No amendment may be made to this agreement, and it shall not be legally binding on the Seller or on the Purchaser, unless such amendment is recorded in a written deed bearing the signature of both parties.

14.4 In the event that any provision of this agreement is considered or held, at any time whatsoever, to be illegal, unenforceable and/or null and void, such fact shall not affect the validity of the agreement's remaining provisions, which shall thus be deemed to be severable, and in such case, the agreement shall be considered as having been drafted or redrafted without the provision that is illegal, unenforceable or null and void.

14.5     The exhibits hereto shall form an integral part of this agreement.





Executed in:   Paris

[---------------]                               [---------------]
THE SELLER                                      THE PURCHASER


Title: [__________]                             Title: [__________]

Date: [__________]                              Date: [__________]

                                    EXHIBIT A

                                    Exhibit B

             ACCEPTANCE OF INSTALLED AND COMPLETED PRODUCT/SERVICES

----------------------------------------------------------------------------------------------------------------------
   QTY                                  PRODUCT                                                  SIGN-OFF
----------------------------------------------------------------------------------------------------------------------
           Refreshment Centers with Firmware Licenses :
----------------------------------------------------------------------------------------------------------------------
           [Specify type and model]
----------------------------------------------------------------------------------------------------------------------
           Spare Units
----------------------------------------------------------------------------------------------------------------------
           Bartech Central Processing Unit, as required
----------------------------------------------------------------------------------------------------------------------
           Bartech Software, Version ___________
----------------------------------------------------------------------------------------------------------------------
           PMS Interface
----------------------------------------------------------------------------------------------------------------------
           Remote Control - Refill Attendant
----------------------------------------------------------------------------------------------------------------------
           Remote Control - Maintenance
----------------------------------------------------------------------------------------------------------------------
           Remote Control - Set-Up
----------------------------------------------------------------------------------------------------------------------
           User Manual
----------------------------------------------------------------------------------------------------------------------
                                        TRAINING
----------------------------------------------------------------------------------------------------------------------
           Room Service :
----------------------------------------------------------------------------------------------------------------------
           o        Bartech Mini Bar
----------------------------------------------------------------------------------------------------------------------
           o        Bartech PC
----------------------------------------------------------------------------------------------------------------------
           Engineering :
----------------------------------------------------------------------------------------------------------------------
           o        Bartech Mini Bar
----------------------------------------------------------------------------------------------------------------------
           o        Bartech PC
----------------------------------------------------------------------------------------------------------------------
           o        Bartech Central Processing Unit, as required
----------------------------------------------------------------------------------------------------------------------
           Food and Beverage
----------------------------------------------------------------------------------------------------------------------
           IT Manager
----------------------------------------------------------------------------------------------------------------------
           Front Desk
----------------------------------------------------------------------------------------------------------------------
           Food and Beverage Trainer
----------------------------------------------------------------------------------------------------------------------
           Enigineer Trainer
----------------------------------------------------------------------------------------------------------------------
           Front Desk Trainer
----------------------------------------------------------------------------------------------------------------------

================================================================================
Exhibit 4.3

General Terms and Conditions of Sale





                 Hotel Outsource Management International Inc.



                                  April 9, 2003






Submitted By

Bartech(R) EMEA

                                 SALES AGREEMENT
                           FOR A TURNKEY INSTALLATION



BY AND BETWEEN THE UNDERSIGNED:

* BARTECH EMEA ., located at 4 Rue du Port Aux Vins, 92150 Suresnes, France, represented by Leo Illouz duly authorized for the purposes hereof,

                  hereinafter referred to as the "Seller" or "Bartech"

                                                         party of the first part




AND:

* HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL INC., of 116 West, 23rd Street, Suite 500, New York, NY 10011 represented by Jacob Ronnel, duly authorized for the purposes hereof,

                  hereinafter referred to as the "Purchaser" or "HOMI"

                                                        party of the second part

PREAMBLE:

A. BARTECH is a company which specializes in the production and the marketing of refrigeration equipment that implements a highly technical electronic system, including a line of refreshment centers which are intended for use primarily in the hotel and cruise line industries.

B. The Purchaser has entered, or is negotiating entry, into an agreement the ("Outsourcing Agreement") with ______________________________ Hotel
         (the "Hotel"), under which HOMI undertakes to install, maintain and operate minibar units in the Hotel (the "Outsourcing Services").

C. The Purchaser wishes to provide the Outsourcing Services using the refreshment centers and the innovative electronic system of BARTECH as set forth in this Agreement.

D. In accordance with the offer attached hereto in Exhibit A, BARTECH has proposed and undertakes to supply a "turnkey" installation to the Purchaser, consisting inter alia of refreshment centers connected among themselves and to a central unit located in the Hotel all as set forth in this Agreement.

E. Under such conditions, the parties have negotiated with a view to the execution of this agreement.


NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:


ARTICLE 1                           SUBJECT OF THE AGREEMENT

1.1 The Seller hereby agrees to sell, to the Purchaser, which hereby accepts (i) the refreshment centers in the BARTECH line, as listed in Exhibit A attached hereto, which meet the technical specifications defined between the parties in Exhibit A, based on Purchaser's choice of minibar model(s) and on the Detailed Technical Survey Report attached hereto as Exhibits A1 and A2, respectively, which shall be deemed part of the Installation, and additional information supplied by the Purchaser (the "Products"), and (ii) the BARTECH electronic system described in Exhibit A attached hereto (hereinafter referred to as the "System"). The Products and the System are hereinafter collectively referred to as the "Turnkey System" (excluding Training).

1.2 The Seller hereby further agrees to grant, to the Purchaser, which accepts, a non-exclusive license to use the System's software, under the conditions specified below in Article 4.

                            ARTICLE 2 DELIVERY TIMES

The Seller shall deliver and install the Turnkey System in accordance with this Agreement commencing on _____________, or such other date as the Purchaser may request, in writing ("Initial Delivery Date"), and culminating no later than _____ days from the Initial Delivery Date. If the Purchaser delays the delivery times for the Products and for the installation at least 45 days before the delivery date scheduled, the Seller agrees to delay the delivery without specific conditions.
Whereas if the Purchaser delays the delivery less than 45 days before the delivery date scheduled by the Purchaser, then the Purchaser must accept the delivery of the Products and take at its charge the storage of these Products. The purchaser must pay in any case on the agreed original delivery date, based on the agreed payment terms (see below), 70% of the total amount of the sales contract, excluding the installation costs itself.
If the Purchaser is financing its installation by lease or rental, then he must sign a certificate of acceptance, in the form of the model attached hereto in Exhibit B, the latest 5 days following original delivery date.
In addition, if the delivery is delayed less than 14 days before the delivery date scheduled by the Purchaser, then the Purchaser must pay all expenses incurred by Bartech for the reservation and set up of travel plans for installers, to include re-ticketing/cancellation of airline reservations, etc..

Payment Terms: the Purchaser must pay 20% of the Price upon issuing the Purchase Order; an additional 50% of the Price upon delivery of all the Products to the Hotel's premises and commencement of the Installation by the Seller. The remaining 30% of the Price shall be paid following completion of the installation pursuant to Section 3.3 below.




                      ARTICLE 3 OBLIGATIONS OF THE SELLER

3.1 The Seller hereby agrees to deliver, to install and to start-up the Turnkey System at the Hotel's premises, at the location specified in Exhibit A hereto, including the complete and final installation of the Turnkey System in the Hotel, inclusive of all necessary hardware, software, applications, appliances and all other items as applicable, (excluding Training) in accordance with the agreed specifications, such that the Turnkey System is in full working order upon completion of said installation, and further including the full and complete installation of the System on HOMI' and/or the Hotel's computers at the Hotel, such that HOMI shall be in a position to commence the provision of full Outsourcing Services at the Hotel forthwith upon completion of the installation, without any interference being caused to Television, MATV, PayTV and/or any other systems in the Hotel (the "Installation").

3.2 The Seller hereby agrees to perform an on-site test to verify that the Turnkey System can perform its functions, in compliance with the technical specifications defined in Exhibit A attached hereto, and in order to verify that the Installation has been completed. The Seller shall be under no obligation whatsoever with regard to the length of the performance of such test, and for such reason, no penalty may be claimed from the Seller in such connection. The Seller will deliver to HOMI a written notice of completion of the Installation, forthwith upon the Seller being satisfied of such completion ("Notice of Completion").

3.3 The Seller acknowledges and is aware that, following delivery to HOMI of the Notice of Completion, HOMI will enable the Hotel to check the Installation for full functionality and suitability. Within 10 days of receiving the Notice of Completion, HOMI will deliver to the Seller, in writing, details of any defects or non-conformity in the Installation and the Seller will remedy any such defect or non-conformity within 10 days of receiving any such notice and will deliver a further Notice of Completion, whereupon the provisions of this Section 3.3 shall be re-applied, mutatis mutandis, until such time as the Installation is accepted as being free of defects or non-conformity, at which time a person designated by the Purchaser (the "Representative") must accept delivery of the Installation, by signing a certificate of acceptance, in the form of the model attached hereto in Exhibit B, and the Installation will be deemed completed.

3.4 Failing any response from the Purchaser, in accordance with the procedure specified above in Article 3.3, within a period of 30 days after delivery of the Notice of Completion, the Purchaser shall be deemed to have accepted its delivery without any reservations, even in the absence of any certificate signed by the parties.

                               ARTICLE 4 SOFTWARE

4.1 As of the payment for the Installation, in accordance with the provisions of Article 9 below, the Seller hereby agrees to grant to the Purchaser and the Hotel, for the longer of (i) the entire term of this agreement, (ii) the entire term of the Outsourcing Agreement, or (iii) for as long as the Turnkey System is in the Purchaser's possession, a non-exclusive license to use, at no charge, the software included in the System, for the sole purpose of operating and using the Installation and providing the Outsourcing Services. The use of the software shall be restricted exclusively to the Hotel's premises, as referred to in Article 3.1 above.

         In no event shall the Purchaser be entitled to make any copies whatsoever of such software (other than for backup purposes), insofar as such software shall remain the exclusive property of the Seller. In addition, the Purchaser hereby agrees not to make any modifications to the software. The term "modification" shall be understood to mean any changes, including but not limited to changes in the terminals, additions to and/or decreases in capacities or memories.

4.2 The Purchaser shall be eligible to receive upgrades, modifications and improvements to the software developed by the Seller, provided that it has executed an extended warranty or maintenance agreement with the Seller, and in accordance with the terms thereof.

                               ARTICLE 5 WARRANTY

5.1 Subject to the fulfillment of all the contractual obligations by the Purchaser, the Installation, to include hardware and software, shall be covered by a contractual warranty for a period of One Year as of the completion of the installation referred to above in Article 3.3. This Parts, No Labor warranty shall be expressly contingent on the maintenance and use of the Installation by the Purchaser in a proper and conforming manner; the Purchaser must thus use a due standard of care with regard to the Turnkey System. The Parties will, concurrently with the execution of this Agreement, further enter into an Extended Warranty/Maintenance Agreement Level 2, substantially in the form set forth in Exhibit ______ hereto (the "Extended Warranty"), under which, in accordance with its terms, Bartech will undertake to provide service and parts, as and when requested to do so by HOMI, for the Turnkey System and Installation, for the duration of the Outsourcing agreement with the Hotel, for the special, reduced-rate fee set forth in the Extended Warranty. Services to be provided under the Basic Warranty and/or the Extended Warranty shall be termed herein "Warranty Services".

5.2 For the purposes of the Warranty Services, the Seller hereby agrees as follows:

         (a) to make a telephone line available to the Purchaser, during Seller's normal business days and normal business hours, in order to be able to respond to all its requests for information during the warranty period;

         (b) to make a full inventory of spare parts available to the Purchaser, in order to allow it to directly make the repairs and to perform the routine maintenance on the Products. The spare parts thus made available to the Purchaser at no charge shall not include consumables. The term "consumables" shall be understood to include without being limited to the replacement parts due to wear and tear the joints, the hinges, the resistors, the aggregates, the bulbs and the fuses;

         (c) In the event that the Purchaser is unable to resolve on its own the difficulty thus encountered, the Seller shall provide corrective maintenance for the Installation and Turnkey System, on site and within ____ hours following the request from the Purchaser.

5.3 On the other hand, the warranty shall not apply and the Seller shall not assume any liability whatsoever by reason (i) of the unsuitability, if any of the specifications stipulated in Exhibit A hereto as compared to the needs of the Purchaser; (ii) of the abnormal wear and tear or improper use of all or part of the Turnkey System; and/or (iii) any damage caused by accidents, external and fortuitous events, negligence, lack of supervision or deficient maintenance attributable to the Purchaser.

                              ARTICLE 6 LIABILITY

6.1 The warranty described above in Article 5 sets out the entire warranty offered by the Seller. The liability of the Seller may in no event be claimed by the Purchaser in connection with any direct or indirect damage, financial loss, physical damage or contingent damage, including without being limited to any business interruption, deprivation of use and/or loss of profits, and/or any delays caused to or by the Installation. Notwithstanding the foregoing, the Purchaser shall be entitled to claim the Seller's direct liability where it can show that the established physical defect of the Installation is the result of the gross negligence of the Seller.

6.2 In any event, and where the Seller's liability is claimed in any connection whatsoever, and if a final and binding court decision has been issued, the damages that it may be required to pay must in no event exceed the price paid by the Purchaser for the Turnkey System, pursuant to this agreement.

6.3 Bartech represents and warrants that it owns or has the right to use, free and clear of all liens, claims and restrictions all intellectual property, of any kind, howsoever required and/or utilized in connection with the Turnkey System and/or the Installation ("Intellectual Property"). Bartech represents and warrants that, to the best of its knowledge, the Intellectual Property does not infringe upon or violate any right, lien, or claim of any third party. Bartech hereby undertakes to defend, indemnify and hold harmless HOMI and its affiliates, officers, directors, agents and employees from and against any and all actions, costs, claims, losses, expenses and/or damages, including reasonable attorneys' fees, arising out of or in any way incidental to allegations of patent, copyright, trademark or other intellectual property infringements howsoever in relation to the Turnkey System and/or Installation;

6.4 Bartech hereby undertakes to perform the Installation and supply the services with the greatest of care and to ensure that no damage, and only minimum inconvenience, if at all, is caused to the Hotel or any third parties, and likewise to ensure that all of its staff conduct themselves in a respectable and polite manner befitting the luxury status of the Hotel.



                             ARTICLE 7 MAINTENANCE

7.1 The terms for the routine preventive maintenance on the Turnkey System are described in the "BARTECH Maintenance Guide," a copy of which shall be supplied to the Purchaser at time of installation. Such maintenance services shall be performed directly by the Purchaser's personnel.

7.2 However, the Seller may be required to perform preventive maintenance services, during the warranty period, where the cause of the failures is attributable to a negligent error of the Seller.

         In such case, the Seller, at its sole discretion, shall select the type of remedy to be implemented. The Seller shall use its best efforts to perform such maintenance services in a satisfactory manner, but it shall offer no assurances that its work will allow the failures if any that may be encountered to be resolved, or that after its work, such failures will not reappear. In connection with the warranty, the Seller shall only be under an obligation to use its best efforts and not to achieve any specific results.



                     ARTICLE 8 OBLIGATIONS OF THE PURCHASER

In order to allow the Seller to perform its obligations hereunder in a satisfactory manner, the Purchaser hereby agrees to provide the Seller with any and all assistance that may be necessary, and in particular, with the assistance described below:

(a) The Purchaser must allow the Seller access to the Installation and to its maintenance records, to the extent necessary and following advance coordination.

(b) The Purchaser shall comply with the Terms and Conditions as specified in Exhibit A attached hereto.

(c) The Hotel will provide the wire/cable infrastructure to support the Turnkey System. Unless strictly specified in Exhibit A attached hereto, any upgrade and/or repair to the Hotel's cable/wire infrastructure as was in place prior to the Installation shall not be the responsibility of the Seller.

(d) The Purchaser hereby agrees (i) to always use the Turnkey System in accordance with the use guidelines, procedures, rules and instructions of the Seller, to maintain it properly and to provide the proper ventilation as defined by the Seller; (ii) not to change the environment of the location where the System is installed; (iii) not to move the Installation from the contractual location where it is installed, without having first secured the Seller's prior written authorization, except in cases of emergency or for its protection; (iv) not to modify the Turnkey System or add any accessories thereto; (v) not to perform any work directly on the Turnkey System, except in the case referred to above in Article 7.1; and (vi) to use consumables that are compatible with the Turnkey System.

                                ARTICLE 9 PRICE

9.1 In accordance with the attached offer, the sales price for the Installation and Turnkey System, including inter alia all Products, System, hardware, software and licenses, and shipping costs, has been defined as specified in Exhibit A attached hereto (the "Price").

9.2 The Purchaser must pay for the Turnkey System, at the net Price, without any further discount beyond the special discount already incorporated into the Price, under the terms and conditions specified in Exhibit A attached hereto.

9.3 Any amount that is not paid by the Purchaser on the agreed due date shall automatically bear interest for overdue payment, at the rate of 1.25% per month, without prejudice to the Seller's other rights and remedies. The payments may not be delayed for more than 60 days for any reason whatsoever.

                          ARTICLE 10 TRANSFER OF TITLE

10.1 Title to the Turnkey System shall only be transferred upon the payment in full of the Price, by the Purchaser. The payment shall only be deemed to have been made upon the actual collection of the Price by the Seller.

10.2 However, the risks shall be transferred to the Purchaser as of the delivery of the Installation per Section 3.3 above at the Hotel's premises, and the Purchaser hereby agrees to use a due standard of care in connection with its custody and protection, and to take out any and all insurance it deems appropriate, in its discretion, in order to cover damage and casualties that could be caused either to or by the Turnkey System.

10.3 Up until the full payment of the Price, the Purchaser shall not be entitled to pledge the Turnkey System or to use the Turnkey System in any manner whatsoever as collateral, other than in favor of any entity that has funded the purchase of the Turnkey System by the Purchaser, in whole or in part.

10.4 In case the Purchaser fails to pay all or most of the Price on its due date, the Seller, without forfeiting any of its other rights, shall be entitled to repossess the Turnkey System, at the expense and risks of the Purchaser.


                           ARTICLE 11 SUB-CONTRACTING

The Seller shall be entitled to sub-contract for all or part of its obligations in connection with this agreement, subject to compliance with the contractual terms and conditions. Any such sub-contracting shall not serve to release the Seller from its obligations.

                    ARTICLE 12 CONFIDENTIALITY AND PROPERTY

All the types of technical documents, details on the offer, general rules and special rules and specifications provided to the Purchaser by the Seller shall remain the exclusive property of the Seller. None of the information referred to above may be used or disclosed to any third parties other than to the Hotel and/or to the Purchaser's affiliates, in any connection whatsoever, without the Seller's prior written authorization.

                 ARTICLE 13 GOVERNING LAW ~ JURISDICTION CLAUSE

13.1 Arbitration All disputes that may arise under this Agreement, except for disputes which may necessitate extraordinary equitable or injunctive relief, that are not settled by parties themselves, shall be submitted to binding arbitration in France before the French Arbitration under its Commercial Rules then prevailing. The non-prevailing party shall pay all costs of arbitration, including each party's attorney's fees and the fees of the arbitrators.

13.2 Relationship of Parties. This Agreement does not constitute a partnership or joint venture between the Buyer and the Seller. Both parties acknowledge that the relationship shall be one of an independent contractor.

13.3 Governing Law. This Agreement and any dispute or claim arising under this Agreement shall be governed by the laws of France, without regard to principles of conflicts of law.

13.4 Jurisdiction. The parties hereby consent to personal jurisdiction in a court located in France. Service of process may be made by certified mail/return receipt requested or any other method of service of process authorized by law. Each party agrees that it shall not assert venue as a defense to any action or proceeding or make any argument based on principles of forum non conveniens or similar legal principles of doctrines.

13.5 No Waiver. Failure of any party to insist upon the strict performance of this Agreement, or a delay in exercising any remedy provided under this Agreement, shall not constitute a waiver of any rights, remedies, terms, conditions or provisions of this Agreement.


                      ARTICLE 14 MISCELLANEOUS PROVISIONS

14.1 This agreement constitutes the entire agreement between the parties in relation to its subject matter. It replaces and supersedes any other earlier agreements, whether oral or written, express or implied, that may have been made by and between the parties in relation to the same subject matter.

14.2 None of the parties to this agreement shall be deemed to be in default in the performance of this agreement in any case of force majeure or for any other cause beyond its reasonable control, including without being limited to in case of war, civil war, riot, shortages of supplies or any other event having the same nature.

14.3 No amendment may be made to this agreement, and it shall not be legally binding on the Seller or on the Purchaser, unless such amendment is recorded in a written deed bearing the signature of both parties.

14.4 In the event that any provision of this agreement is considered or held, at any time whatsoever, to be illegal, unenforceable and/or null and void, such fact shall not affect the validity of the agreement's remaining provisions, which shall thus be deemed to be severable, and in such case, the agreement shall be considered as having been drafted or redrafted without the provision that is illegal, unenforceable or null and void.

14.5     The exhibits hereto shall form an integral part of this agreement.





Executed in:   Paris

[---------------]                               [---------------]
THE SELLER                                      THE PURCHASER


Title: [__________]                             Title: [__________]

Date: [__________]                              Date: [__________]

                                    EXHIBIT A

                                    Exhibit B

             ACCEPTANCE OF INSTALLED AND COMPLETED PRODUCT/SERVICES

----------------------------------------------------------------------------------------------------------------------
   QTY                                  PRODUCT                                                  SIGN-OFF
----------------------------------------------------------------------------------------------------------------------
           Refreshment Centers with Firmware Licenses :
----------------------------------------------------------------------------------------------------------------------
           [Specify type and model]
----------------------------------------------------------------------------------------------------------------------
           Spare Units
----------------------------------------------------------------------------------------------------------------------
           Bartech Central Processing Unit, as required
----------------------------------------------------------------------------------------------------------------------
           Bartech Software, Version ___________
----------------------------------------------------------------------------------------------------------------------
           PMS Interface
----------------------------------------------------------------------------------------------------------------------
           Remote Control - Refill Attendant
----------------------------------------------------------------------------------------------------------------------
           Remote Control - Maintenance
----------------------------------------------------------------------------------------------------------------------
           Remote Control - Set-Up
----------------------------------------------------------------------------------------------------------------------
           User Manual
----------------------------------------------------------------------------------------------------------------------
                                        TRAINING
----------------------------------------------------------------------------------------------------------------------
           Room Service :
----------------------------------------------------------------------------------------------------------------------
           o        Bartech Mini Bar
----------------------------------------------------------------------------------------------------------------------
           o        Bartech PC
----------------------------------------------------------------------------------------------------------------------
           Engineering :
----------------------------------------------------------------------------------------------------------------------
           o        Bartech Mini Bar
----------------------------------------------------------------------------------------------------------------------
           o        Bartech PC
----------------------------------------------------------------------------------------------------------------------
           o        Bartech Central Processing Unit, as required
----------------------------------------------------------------------------------------------------------------------
           Food and Beverage
----------------------------------------------------------------------------------------------------------------------
           IT Manager
----------------------------------------------------------------------------------------------------------------------
           Front Desk
----------------------------------------------------------------------------------------------------------------------
           Food and Beverage Trainer
----------------------------------------------------------------------------------------------------------------------
           Enigineer Trainer
----------------------------------------------------------------------------------------------------------------------
           Front Desk Trainer
----------------------------------------------------------------------------------------------------------------------

                                                                    Exhibit 4.4a




                                     CURRENT
                               END USER PRICE LIST
                                    FOR EMEA





--------------------------------------------------------------------------------
                                 Attached hereto
--------------------------------------------------------------------------------

Exhibit  7.2

Extended Warranty & Service Agreement



--------------------------------------------------------------------------------


                 HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.

--------------------------------------------------------------------------------



























Submitted By:

Bartech(R) EMEA

                        SERVICE AND MAINTENANCE AGREEMENT
                           FOR A TURNKEY INSTALLATION





BY AND BETWEEN THE UNDERSIGNED:

|X| BARTECH EMEA, located at 4 Rue du Port aux vins, 92159 Suresnes, France, represented by Leo Illouz, duly authorized for the purposes hereof,

                  hereinafter referred to as the "Bartech"


                           party of the first part




AND:

|X| *HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL INC., of 116 West, 23rd Street, Suite 500, New York, NY 10011, represented by Jacob Ronnel, duly authorized for the purposes hereof,

                           hereinafter referred to as the "Customer" or "HOMI"

                                    party of the second part

PREAMBLE:

A. BARTECH markets and installs highly technical refrigeration equipment designed with the lodging industry in mind.

B. The Customer is the operator of a BARTECH equipment installation and wishes to receive service that includes both parts and labor.

C. The parties have conducted negotiations with a view to defining the terms and conditions under which BARTECH would provide its service on the Customer's equipment and its operations.

THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

ARTICLE 1 SERVICE SUPPORT

1.1 Under this agreement, BARTECH hereby agrees to ensure SPARE PARTS AND LABOR SUPPORT of that equipment listed on the descriptive sheet attached hereto in Exhibit 1 (the "Equipment") and, in particular, to provide SPARE PARTS, LABOR and EQUIPMENT as described below (the "Support"). BARTECH alone shall be the judge whether to repair or replace defective equipment.

1.2 PREVENTIVE AND CORRECTIVE LABOR: This agreement provides for replacement parts, equipment and the labor necessary to maintain the system. Bartech shall be responsible for all labor required to trouble shoot, diagnose, remove, replace and verify all failures and replacements. Bartech is further responsible to provide the level of preventive maintenance necessary to keep the equipment in good functional condition.

           Preventive maintenance shall include all the services intended to reduce the number of the equipment's malfunctions and to extend its life expectancy. Such services shall consist of checking and testing operations and occasional cleaning of the equipment.

1.3 MAINTENANCE SUPPORT: In case of any malfunctioning of all or part of the equipment, at the Customer's express request, BARTECH shall provide all the necessary SPARE PARTS AND LABOR during its normal office hours and on normal business days, or at any other time subject to the payment of a supplemental charge, according to the rates specified in Exhibit 2 hereto.

           Based on the information supplied by the Customer, Bartech hereby agrees, at the Customer's request, to dispatch a qualified service representative to the Customer's premises as follows: a) If the entire system is in an inoperative state, Bartech will respond within a 1-day period to remedy the failure; b) if more than 30 units have dropped off-line, Bartech will respond within a 2-day period to remedy the failures; c) If less than 30 units but more than 10 units are off-line, Bartech will respond within a 4 day period to remedy the failures. Singular or multiple individual unit piece-part failures will be addressed on a monthly basis. It is understood that such requests made by the Customer will not warrant any additional charges. If over-night stays are required by the technician(s), the hotel shall provide room and meals as necessary.

           BARTECH will provide a preventive program on a scheduled basis each year for revision of the installation, refreshment training to trainers, site visits and inspection of system with preventive cleaning and replacement procedures. A minimum of two visits per year is guaranteed under this agreement. If over-night stays are required by the technician(s), the hotel shall provide room and meals as necessary.

1.4 BARTECH will connect via modem to the BARTECH System in order to perform diagnostic procedures and, if necessary, to update software.

1.5 BARTECH will provide an annual schedule of classroom training made available to the Customer for its own choice to send staff (limited to determined number of people per session) that can be held on-site and at the Customer's request. This service is limited to two times per calendar year and will be combined with the preventive maintenance visits.

ARTICLE 2    ASSISTANCE BY THE CUSTOMER

2.1 The Customer shall maintain an incident logbook, in which the Customer records all service-related events. The Customer must make available to BARTECH all the documentation pertaining to the equipment including the incident logbook. The Customer shall allow BARTECH to ask questions to one or more of the Customer's employees familiar with the equipment and installations to help diagnose the observed technical difficulties.

2.2 The Customer must make available a proper environment to perform diagnostics and repair suited to the nature of the service call.

2.3 The Customer must set aside, free of charge, an area to store SPARE PARTS for the BARTECH System. The Customer must take precautions to safeguard the SPARE PARTS.

2.4        The Customer hereby agrees to use only BARTECH-approved SPARE PARTS.

2.5 The Customer hereby agrees to provide a dedicated telephone line to allow remote access to the BARTECH System for "off site" diagnosis and file transfer.

ARTICLE 3 FEE

3.1 Service contracts are available at time of original purchase. In consideration of providing a service contract, the Customer agrees to pay a fee to BARTECH. A schedule of costs for the Service Contract for SPARE PARTS, EQUIPMENT AND LABOR and fees for additional training and services are defined in Exhibit 2.

3.2 Invoices will be sent out on a quarterly basis. Terms of payment are net thirty days. Invoicing will begin on the first month following installation and will continue for a term equal to the length of the Service Contract.

3.3 Any invoices which remain unpaid for more than fifteen (15) days after the due date shall accrue interest at a rate of 1.5% per month. Any invoices which remain unpaid after 90 days will be considered in default and will result in termination of this service agreement.

ARTICLE 4    SPARE PARTS

4.1 During the Service Contract period, BARTECH shall supply (for on-sight storage) to the Customer proprietary SPARE PARTS necessary for maintaining the BARTECH System as part of the agreement. BARTECH will use its sole discretion in providing new or like-new SPARE PARTS. The used parts will become property of BARTECH.

         However, in the event that a SPARE PART is required to replace one damaged by abuse, neglect, fire, water, or any reason other than ordinary wear and tear, BARTECH hereby reserves the right to invoice for the material and labor at its current rates.

4.2 As part of the repair process, BARTECH reserves the right to make technical changes that improve the performance of the equipment.


ARTICLE 5 PROPER SAFEGUARDING OF THE EQUIPMENT

5.1 The Customer must maintain a proper location and environment for the BARTECH System, in accordance with the generally accepted practices. The Customer hereby agrees not to change the equipment's location without first notifying BARTECH in writing.

5.2 The Customer should only use procedures approved by BARTECH. The Customer should follow all instructions and recommendations relating to the handling and operation of the equipment as specified in the manual.

5.3 BARTECH recommends that the Customer operate the system in accordance with the instructions in the user's manual.

5.4 In the event of a lease or revenue share agreement, the Customer hereby represents that they have taken out insurance policies covering the damage and casualties that may be caused either to or by the equipment.

5.5 BARTECH will ensure product continuity to the Customer through software and firmware updates when applicable. Through a standard update procedure, BARTECH will notify Customer of update content and program. BARTECH will also provide additional training if it applies.

     ARTICLE 6   UNCERTIFIED THIRD PARTY SERVICE

     6.1 The Customer must notify BARTECH of all work performed on the BARTECH System by a third party, and record such work in the incident logbook for the equipment. Any service call that BARTECH deems to be the result of uncertified third party involvement shall be invoiced by BARTECH to the Customer at BARTECH's current rates.

     ARTICLE 7   LIABILITY

     7.1 BARTECH shall in no event be held liable, in any connection whatsoever, for any direct or indirect damages, financial loss, physical damage or contingent damage, including but not limited to any lost profits or business interruption, by reason of BARTECH's work, unless the Customer establishes a direct causal link between the damage sustained by the equipment and BARTECH's gross negligence.

     7.2 When BARTECH's liability is claimed in any connection whatsoever, and if a final and binding court decision has been issued, the parties hereby agree that any damages that BARTECH may be ordered to pay shall be limited to the Service Contract fee owed by the Customer.

     ARTICLE 8   TERM OF THE AGREEMENT

     This agreement shall enter into effect on the date of its execution by the parties hereto, for the term specified in Exhibit 1.

     ARTICLE 9   TERMINATION

     Notwithstanding any other provisions contained herein, this agreement may be terminated:

     9.1   By BARTECH,  immediately and automatically  during the course of this
           agreement,   where  any  court  decision  orders  the  Customer  into
           bankruptcy liquidation or where the Customer is dissolved.

     9.2 By either of the parties, automatically, subject to the dispatch of a written notice to the other party by registered letter with return receipt requested, in case of any breach of any one of the contractual obligations, where such breach has not been cured thirty
           (30) days after the receipt of the above formal notice.

     ARTICLE 10  FORCE MAJEURE

     10.1 BARTECH shall not be liable for any delay or breach in the performance of any one of its contractual obligations, where such breach is the direct or indirect result of a case of force majeure.

     10.2 For the purposes of this agreement, the term "force majeure" shall be understood to mean transportation delays or the impossibility in procuring necessary materials due to strikes or other labor difficulties, uprisings, riots, wars, fires, floods or other natural disasters, or any causes beyond the control of BARTECH. Bartech will use its best efforts to mitigate any potential delays by investigating work-around methods, use of alternate suppliers of material and labor. In such event, the performance of its obligations shall be suspended until the end of the case of force majeure, or until such time a work-around procedure can be mutually agreed to by both parties.

     ARTICLE 11  MISCELLANEOUS PROVISIONS

     11.1 Any silence or abstention by a wronged party in connection with one or more breaches shall in no event be deemed to be any tacit approval thereof, that would constitute a precedent that could be claimed by the defaulting party.

     11.2 No amendment may be made to this agreement, and it shall not be legally binding on the parties unless such amendment is made in writing and signed by both parties.

     11.3 In the event that any provision of this agreement is considered or held, at any time whatsoever, to be illegal, unenforceable and/or null and void, such fact shall not affect the validity of the agreement's remaining provisions, which shall thus be deemed to be severable, and in such case, the agreement shall be considered as having been drafted or redrafted without the provision that is illegal, unenforceable or null and void.

     11.4 The exhibits hereto shall form an integral part of this agreement.

     ARTICLE 12  ASSIGNMENT

     The Customer shall not be entitled to assign or to otherwise transfer any right whatsoever that it may hold under this agreement, without BARTECH's prior written authorization.

     ARTICLE 13  GOVERNING LAW

     This Agreement and any dispute or claim arising under this Agreement shall be governed by the laws of France, without regard to principles of conflicts of law.



     Signature:                                 Signature:
               ------------------------------
     Bartech EMEA                               Hotel Outsource Management
                                                International, Inc.



     By:                                         By:
         -----------------------------               ----------------------

     Date:                                       Date:
          ----------------------------                ---------------------

                                    EXHIBIT 1

                              LIST OF THE EQUIPMENT




                               THE EQUIPMENT

         o        Qty. of units Automatic Refreshment Centers

         o        Qty. of remotes Infrared Remote Control Units

         o        1 Application Software


Should Bartech provide the optional PC equipment and printer, any extended warranty on this equipment shall be provided solely by the PC manufacturer.

                                    EXHIBIT 2

                                      FEES

 2. TERM OF THE AGREEMENT
 Service Contract Period           Yearly  Payment
 -----------------------           ----------------
 Year One                          Euro 0   per Bartech Minibar Installed
                                   and Operating

 Years Two through Ten             Euro 20 per Bartech Minibar Installed
                                   and Operating


     Pricing is presented in a "per year " schedule.

     Pricing does not include taxes. The fee will be invoiced quarterly at four equal payments




     Summary of Options (Rates subject to change)

     Standard fees for any additional training or technical intervention requirements outside the scope of the contract:

1.       First Hour of Service....................................Euro150.00
2.       Thereafter...............................................Euro75/hour
3.       Daily Training Services..................................Euro850/day
4.       Classroom Training
              -Training the Trainer or end-user
              Standard 3 days, maximum 8 participants............Euro1,750.00

     All costs exclude direct travel, per diem and taxes, which will be added to any invoice.

                                SPARE PARTS LIST

     The following list is typical of the spare part inventory that will be left with the Customer after system installation is completed. Quantities are based upon the installation base. In addition to this list, Bartech will provide one of each type of units (complete and ready for installation) for sparing purposes.

     Upper and Lower Shelf PCB

     Upper and Lower Balcony PCB

     Master Control PCB

     Power Supply Unit

     Cooling System Compressor/Absorption Unit

     Internal Light PCB

     Electromagnetic Lock Set

     LED Assembly

     Detector Kit, Door/Shelf

                                                                    Exhibit 12.1

                             DISTRIBUTORS DIRECTORY

                   Europe, Middle East, Africa, United States,
                                       and
                              Asia Pacific Regions


--------------------------------------------------------------------------------
                       BARTECH SYSTEMS INTERNATIONAL, Inc
                            251 Najoles Road, Suite A
                       Millersville, Maryland 21108 - USA
             Fax : (1) 410 729 7916 - E-mail : dcohen@usabartech.com
                         Web : http://www.usabartech.com
--------------------------------------------------------------------------------


BSI                                      BARTECH E.M.E.A                         BARTECH ASIA PACIFIC
                                        INCLUDING ASIA PACIFIC                      (BARTECH EMEA)
251, Najoles Road,
Suite A                                 4, Rue du Port-Aux-Vins                 Level 5,
Millersville,                           92150 Suresnes,                         Wisma Goldhill
Maryland 21108 USA                      France                                  67 Jalan Raja Chulan
                                                                                50200 Kuala Lumpur, Malaysia
Contacts : Daniel Cohen                 Contacts : Leo Illouz
Phone : +1  (410) 729 8425              Phone : +33 (0)1 41 44 10 10            Contact : Sophie Longevialle
Fax :      +1 (410) 729 7916            Fax :     +33 (0)1 41 44 10 11          Web : http://www.my-bartech.com
Web : http://www.usabartech.com         Web : http://www.my-bartech.com         E-mail : slongevialle@bartech.fr
E-mail : dcohen@usabartech .com         E-mail :  lillouz@bartech.fr            Area :
Area : United States                    Area :Europe, Middle East, Africa
                                        ASIA & PACIFIC

                           EUROPE, MIDDLE EAST, AFRICA



=====================================================================
                   Austria & Poland & Hungary & Czech Republic
**********************************************************************

Hugin. Sweda Datensysteme Ges.m.b.H

Laxenburger Strasse 226
A - 1232 Vienna, Austria

                                          Phone : +43 (1) 610 99
                                          Fax :     +43 (1) 610 9939
Contacts: Andreas Spitzer - Sales Manager E-mail : andreas.spitzer@huginsweda.at


                                     Belgium
*****************************************************************************
Bartech E.M.E.A.
4, Rue du Port-Aux-Vins
92150 Suresnes, France                            Phone: +33 (0)1 41 44 10 10
                                                    Fax: +33 (0)1 41 44 10 11
                                               Web: http://www.my-bartech.com


                                 Czech Republic
*****************************************************************************

Hugin. Sweda Datensysteme Ges.m.b.H

Laxenburger Strasse 226
A - 1232 Vienna, Austria

                                           Phone: +43 (1) 610 99
                                           Fax:   +43 (1) 610 9939
Contacts: Andreas Spitzer - Sales Manager  E-mail: andreas.spitzer@huginsweda.at

                                     Denmark
*****************************************************************************

E-Bar Nordic A/S
Bagsvaerdvej 72B
DK - 2820 lyngby
Denmark

                                               Phone: +45 70 12 8129
                                               Fax:   +45 70 11 1010 Contacts:
Kim Christiansen - Managing Sales Director     E-mail : kc@Bartech.dk
              Ken Vejler- Managing Director    E-mail : kv@Bartech.dk


                             Estonia (Baltic States)
*****************************************************************************
Baltic HRS
Hobujaama str.4, room 509
10151 Tallinn
Estonia
                                             Phone: +372 661 66 62
                                             Fax:   +372 661 66 65
 Contacts: Katrin Vellesalu                  E-mail: Kvellesalu@netexpress.ee


                                     Finland
*****************************************************************************

E-Bar Nordic A/S
Bagsvaerdvej 72B
DK - 2820 lyngby
Denmark
                                                        Phone:  +45 70 128 129
                                                        Fax:    +45 70 111 010
Contacts: Kim Christiansen - Managing Sales Director    E-Mail: kc@Bartech.dk
          Ken Vejler - Managing Director                E-Mail: kv@Bartech.dk

                                     France
*****************************************************************************

Bartech E.M.E.A.
4, Rue du Port-Aux-Vins
92150 Suresnes, France                      Phone :   +33 (0)1 41 44 10 10
                                            Fax :     +33 (0)1 41 44 10 11
                                            Web : http://www.my-bartech.com
Sales contacts:
                  Leo Illouz                E-mail : leo.illouz@bartech.fr
                  Valerie Cosmao            E-mail : vcosmao@bartech.fr
                  Sophie Longevialle        E-mail : slongevialle@bartech.fr
                  Mario Mendes              E-mail : mmendes@bartech.fr
                  Caroline Revol            E-mail: crevol@bartech.fr

Technical contacts:
                  Jean-Claude Tillet        E-mail : jctillet@bartech.fr
                  Vincent Gopalakrisna      E-mail : vgopala@bartech.fr
                  Jean-Paul Achaume         E-mail : jpachaume@bartech.fr
                  Cyrille Le Pennec         E-mail : clepennec@bartech.fr
                  Rama Virassamy            E-mail : rvirassamy@bartech.fr


                                     Germany
*****************************************************************************
Bartech Deutschland GmbH
Tibergraben 15
47877 Willich, Germany

                                            Phone:  +49 (0) 2154 95 27 86
                                            Fax:    +49 (0) 2154 95 27 87
                                            Web: http://www.my-bartech.com
Contact for sales : Walter Mohle            E-mail: wmoehle@t-online.de


                                     Greece
*****************************************************************************
Habakis
4 Ipsilandou Str. KIFFISSIA,
14561 Athens, Greece

                                                   Phone: +30 (21) 0807 4710
                                                   Fax:   +30 (21) 0807 4662
Contacts for Sales : Spiros E. Habakis             E-mail: info@habakis.gr

                                     Iceland
*****************************************************************************

E-Bar Nordic A/S
Vollsveien 6
N-1366 Lysaker, Oslo
Norway
                                                    Phone : +47 67 81 96 14
                                                      Fax : +47 67 81 95 10
Contacts: Magnus Backer - Sales Director           E-Mail : mb@Bartech.dk



                                     Israel
*****************************************************************************
Bartech Mediterranean Ltd
Hamered Street 25
POBox 50501
Tel Aviv 61500, Israel

                                                  Phone : +972 3 516 74 35
                                                  Fax :   +972 3 516 85 77
Contacts : Jacky Ronnel - Managing Director       E-Mail : bartech1@inter.net.il



                                      Italy
*****************************************************************************

TE.MA Hospitality S.r.l.

Via E. Reginato, 71
31100 Treviso, Italy
                                                      Phone :  +39 0422 261 214
                                                      Fax :    +39 0422 263 861
                                                      Mobile : +39 34 8222 8108
Contacts : Dario Bastasin - Managing Director         E-mail : temahosp@tin.it

                                     Lebanon
*****************************************************************************

CHIP -Bartech Agent

Media Center Bldg
Accawi - Ashrafieh
PO BOX 165947
Beyrouth, Lebanon

                                                   Phone : +961 (1) 573 573
                                                   Fax :   +961(1) 561 599
Contacts : Hady NAHAS - General Manager            E-mail :hnahas@Inco.com.lb.



                                   Netherlands
*****************************************************************************

Bartech E.M.E.A.
4, Rue du Port-Aux-Vins
92150 Suresnes, France                         Phone : +33 (0)1 41 44 10 10
                                               Fax :   +33 (0)1 41 44 10 11
                                               Web : http://www.my-bartech.com



                                     Norway
*****************************************************************************
E-Bar Nordic A/S
Vollsveien 6
N-1366 Lysaker, Oslo
Norway
                                                    Phone: +47 67 81 96 14
                                                    Fax : +47 67 81 95 10
                                                    Web : http://www.bartech.fr
Contacts: Magnus Backer - Sales Director            E-mail : mb@Bartech.dk

                                    Portugal
*****************************************************************************
BARTECH sales office

Paseo de la Chopera, 95 Bajo Local
28100 Alcobendas (Madrid)
Spain                                             Phone :  +34 91 662 0815
                                                  Fax :    +34 91 662 1776
                                                  Mobile : +34 669 431 069
Contacts : Mrs Cristina Eguiluz                   E-mail : ceguiluz@bartech.fr


                                      Qatar
*****************************************************************************

Chip International
P.O Box 20180
Doha - Qatar
                                                  Phone :  +974 444 5150
                                                  Fax :    +974 436 47 27
Contacts : Omar Askar - Chief Executive Officer   E-mail : chip_Qatar@yahoo.com


                                     Russia
*****************************************************************************

Hotel & Restaurant Systems                        Micros & Fidelio

4 Tessinsky Per, Bldg 1
Moscow 109028, Russia
                                                  Phone : +70 (095) 796 99 00
                                                  Fax : +70 (095) 796 99 01
Contacts : Joanne Vaughan                         E-mail : jvaughan@hrs.ru

                                  South Africa
*****************************************************************************
BATIM - Bartech Agency

18 Bolton Road
Johannesburg 2193
South Africa
                                                    Phone : +27 (11) 44 23 010
                                                    Fax :   +27 (11) 44 23 096
Contacts : Brian Gruzd

                                      Spain
*****************************************************************************
BARTECH sales office

Paseo de la Chopera, 95 Bajo Local
28100 Alcobendas (Madrid)
Spain                                            Phone :  + 34 91 662 0815
                                                 Fax :    + 34 91 662 1776
                                                 Mobile : + 34 669 431 069
Contacts : Mrs Cristina Eguiluz                  E-mail : ceguiluz@bartech.fr


                                     Sweden
*****************************************************************************

E-Bar Nordic A/S
Vollsveien 6
N-1366 Lysaker, Oslo
Norway
                                                  Phone: +47 67 81 96 14
                                                  Fax :  +47 67 81 95 10
                                                  Web :  http://www.bartech.fr
Contacts: Magnus Backer - Sales Director          E-mail : mb@Bartech.dk


                                   Switzerland
*****************************************************************************
Bartech E.M.E.A.
4, Rue du Port-Aux-Vins
92150 Suresnes, France

                                                   Phone : +33 (1) 41 44 10 10
                                                   Fax :   +33 (1) 41 44 10 11
                                                   Web : http://www.bartech.fr
Contact for sales : Valerie Cosmao                 E-mail : vcosmao@bartech.fr


                                     Turkey
*****************************************************************************

Protel Ltd
Sulun Sock. No 8
1. Levent
80620 Istanbul, Turkey
                                                 Phone : +90 (212) 281 9060
                                                 Fax :   +90 (212) 283 6798
Contacts : Metin Arghan - Managing Director      E-mail : marghan@protel.com.tr
           Merih Sutlas - Project Manager

             United Arab Emirates - Bahrain - Kuwait - Saudi Arabia
*****************************************************************************


Emirates Commercial Business Services

Al Ain Tower, 3rd Floor, Suite 302
Hamdan Street
P.O.Box 44907
Abu Dhabi , United Arab Emirates

                                                   Phone :  +971 (2) 678 9500
                                                   Fax :    +971 (2) 678 9099
Contacts : Mr Wyche Bonnot - General Manager       E-mail : cbs@emirates.net.ae

                                 United Kingdom
*****************************************************************************

Bartech UK
Riverside Business Centre
Unit A02
Haldane Place
London SW18 4LZ
United Kingdom


                                              Phone : +44 (020) 8874 98 88
                                              Fax :   +44 (020)  8874 9894
                                              Mobile Tel : +44 780 144 21 07
                                              Web : http://www.bartech.fr
Contact for sales :
         Carine Lebrun - Managing Director    E-mail : clebrun@bartech.co.uk.
         Yasmin Samelin - Sales               E-mail : ysamelin@bartech.co.uk
         Jamie Hanna - Sales                  E-mail : jhanna@bartech.co.uk



Contact for Technical support in U.K  :
         Simon Willgress                      Tel :  +44 (020) 8874 98 88
                                              Fax :  +44 (020) 8874 9894
                                              Mobile Tel : +44 780 156 21 87
                                              E-mail : willgress@bartech.co.uk

                                      ASIA


                                    Hong Kong
*****************************************************************************

Virtual Technology System Company Ltd

1903, Seaview Commercial Building
21-24, Connaught Road West
Sheung Wan, Hong Kong                                  Phone : +852 2152 9375
                                                       Fax :   +852 2154 6433


Contacts : Michael Teo - Managing Director             E-mail : keteo@vot.com.hk

                                      Korea
*****************************************************************************

CSOS CO., LTD                                      Micros

3F. Hyojin B/D
#1540-5, Seocho-Dong
Seocho-Gu
Seoul, Korea
                                            Phone :  +82 (2) 3471 1588
                                            Fax :    +82 (2) 3471 1577
Contacts : B.R. Cheon - President           E-mail : brcheon@soback.kornet21.net
           Daniel Kwon - Managing Director

                                    Singapore
*****************************************************************************

DTS Marketing PTE Ltd.

67 Ayer Rajah Crescent - #06-16/26
Ayer Rajah Industrial Estate
Singapore 139950
 Singapore
                                                 Phone :  +65 6775 5322
                                                 Fax :    +65 6775 2993
                                                 Mobile : +65 910 712 16
Contacts : J.K. Ong - General Manager & Chairman
           Victor Chee - Director
           Janet Ong - Director                  E-mail : janet_ong@dtsmkt.com
           Lay See Tan - Manager                 E-mail : tan_lay_see@dtsmkt.com

                                    AUSTRALIA


                                    Australia
*****************************************************************************

Kyloon Pty Ltd
P.O. Box 2023,
Taren Point NSW 2229
AUSTRALIA

                                       Freecall : + 1800 623 323
                                       Phone :    + 61 2 9531 5402
                                       Fax :      + 61 2 9542 8911
                                       Mobile :   + 61 418 233 918
Contacts :  Barry Stubbs               E-mail : BarryS@Kyloon.com.au


                                   NEW ZEALAND

                                   NEW ZEALAND
*****************************************************************************

Brantas international Technology Ltd
Level 3, The Corporate Centre
60 Cook street
Auckland  - New Zealand


                                    Phone : 64 (9) 356 2158
                                    Fax : + 64 (9) 358 9070
Contacts :  Jan W. Strijker         E-mail : jstrijker@brantasinternational.com

                                       USA


                            United States of America
*****************************************************************************


Bartech Systems Corporation

251 Najoles Road,
Suite A
Millersville,
Maryland 21108 - USA
                                           Phone : +(1)(410) 729 7725
                                           Fax :   +(1)(410) 729 7723
                                           Web : http://www.usabartech.com
Contacts : Marc Cohen - President          E-mail : mcohen@usabartech.com
           Chris Smith - Technical         E-mail : csmith@usabartech.com
           Mike Walder - Technical         E-mail : mwalderusabartech.com



Bartech Systems International

251 Najoles Road,
Suite A
Millersville,
Maryland 21108 - USA
                                           Phone : +(1)(410) 729 7915
                                           Fax :   +(1)(410) 729 7916

Contacts : Daniel Cohen - President        E-mail : dcohen@usabartech.com
           Mario Agrario                   E-mail : magrario@usabartech.com
           Vincent Tessier                 E-mail : vtessier@usabartech.com
           Bill Buckley                    E-mail : Wnbuckley@aol.com
           Michael Russo                   E-mail : mrusso@usabartech.com

                              Southeast of America
*****************************************************************************

Bartech Sales Office Florida (Miami. USA)
16465 NE 22nd avenue,
Unit 512
North Miami Beach, FL 33 160 - USA
                                               Phone : +(1)(305) 947 6567
                                               Fax : +(1) (305) 947 7738
                                               Web : http://www.usabartech.com
Contacts : Jerry Toumasis - Sales Manager      E-mail : gtoumasis@usabartech.com


                            South Central of America
*****************************************************************************

Bartech Sales Office  Texas (Dallas. USA)
3700 Legacy Drive #13103
Frisco TX 75034- USA
                                               Phone : +1 (972) 377 4380
                                               Fax :   +1 (972) 377 4376
Contacts : Melanie A.Hill - Sales Executive    E-mail : mhill@usabartech.com
                                               Web : http://www.usabartech.com


                              Southwest of America
*****************************************************************************
Bartech Sales Office California (Los Angeles. USA)
416 Jeffries Avenue #86
Monrovia, CA 91016
                                            Phone : +1 626 446 0622
                                            Fax :   +1 626 446 0254
                                            Cell :  +1 213 706 2873
Contacts : Kelly Miller                     Email : kmiller@usabartech.com


                            North Central of America
*****************************************************************************

Bartech Sales Office Chicago
10400 South Campbell Ave
Chicago, IL 60655
                                           Phone : +1 773 429 0763
                                           Fax :   +1 773 429 0792
Contacts : Michael McIlvain                Email : mmcilvain@usabartech.com

                                   Puerto Rico
*****************************************************************************

MicroTech Service, Inc
383 Rafael Lamar Street
Hato Rey, PR 00918
                                               Phone : +1 787 764 5022
                                               Fax :   +1 787 764 5577
Contacts : Reuben Rivera - President           Web : www.microtech-pr.com




                                     Mexico
*****************************************************************************

Grupo Avance Sistemas S.A  de C.V
Shakespeare #149
Colonia Anzures
Zip Code 11590 Mexico City


                                                 Phone : +52 55 5255 2555
Contacts : Marcos Levy                           Web: www.avance.com.mx